UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
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☒ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HYDROCARB ENERGY CORP.
(Name of Registrant as Specified in Charter)

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HYDROCARB ENERGY CORP.

800 Gessner Road, Suite 375
Houston, Texas 77024
(713) 970-1590

August 18, 2015

Dear Stockholder:

The Board of Directors and officers of Hydrocarb Energy Corp., a Nevada corporation, join us in extending to you a cordial invitation to attend the 2015 annual meeting of our stockholders. This meeting will be held on September 28, 2015 at 10:00 A.M. local time at 800 Gessner Road, Suite 375, Houston, Texas 77024 (the “Annual Meeting”).

Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about August 18, 2015 to our stockholders of record as of the close of business on August 13, 2015. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

If you are unable to attend the Annual Meeting in person, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the Annual Meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on September 28, 2015. Your vote and participation in our governance is very important to us.

Sincerely,
Kent P. Watts
Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on September 28, 2015.

Our proxy statement and annual report on Form 10-K for the year ended July 31, 2014 (as amended), are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/HECC.

HYDROCARB ENERGY CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on September 28, 2015

To Our Stockholders:

Notice is hereby given of an annual meeting of stockholders of Hydrocarb Energy Corp. (the “Company”) to be held on September 28, 2015 at 10:00 A.M. local time at 800 Gessner Road, Suite 375, Houston, Texas 77024 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1.	To elect two directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board recommends the approval by the stockholders of the following two nominees: Kent P. Watts and S. Chris Herndon.

2.	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares. The Board recommends that you approve and ratify an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares of common stock, $0.001 par value per share.

3.	To approve an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock. The Board recommends that you approve and ratify an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock.

4.	To approve the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock. The Board recommends that you approve an amendment to the Company’s Articles of Incorporation setting forth the terms and conditions of the Company’s 10,000 shares of Series A 7% Convertible Voting Preferred Stock, which preferred stock was attempted to be designated by the Board of the Company in December 2013, without stockholder approval, and which Designation by our Board the Company now believes was contrary to the Company’s Articles of Incorporation, as described in greater detail below under “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 39.

5.	To approve the designation of 35,000 shares of Series B Convertible Preferred Stock. The Board recommends that you approve an amendment to the Company’s Articles of Incorporation setting forth the terms and conditions of the Company’s 35,000 shares of Series B Convertible Preferred Stock, as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, on page 42.

6.	Ratification of the Company’s 2015 Stock Incentive Plan. The Board of Directors recommends that you approve and ratify the Company’s 2015 Stock Incentive Plan.

7.	To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2016. The Board recommends that you approve and ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2016.

8.	To consider a non-binding advisory vote on compensation of our named executive officers. The Board recommends that you approve and ratify the compensation of our named executive officers.

9.	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers. The Board recommends that you vote for “3 years” as to the frequency of holding advisory votes on the compensation of our named executive officers.

10.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above. The Board recommends that you vote to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above.

11.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTOR, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE, “FOR” EACH OF PROPOSALS TWO THROUGH EIGHT AND TEN, AND FOR “3 YEARS” FOR PROPOSAL NINE.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.  Common stockholders of record on the close of business on August 13, 2015 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.  As described below under “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, beginning on page 39 of this Proxy Statement, the Company believes that its December 2013 designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock was undertaken in error and as such the Company currently believes that such Series A 7% Convertible Voting Preferred Stock is not validly issued or outstanding and as such no shares of Series A 7% Convertible Voting Preferred Stock will be eligible to be voted at the Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/HECC. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended July 31, 2014, as amended. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (713) 970-1590.

Even if you plan to attend the special meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,
Kent P. Watts
Chairman

Houston, Texas
August 18, 2015

HYDROCARB ENERGY CORP.

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Hydrocarb Energy Corp. (“HEC,” “Hydrocarb”, “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2015 annual meeting of stockholders (the “Annual Meeting”) to be held on September 28, 2015 at 10:00 A.M., local time at 800 Gessner Road, Suite 375, Houston, Texas 77024, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about August 18, 2015. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained In This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information.  Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K (Amendment No. 1 for the year ended July 31, 2014, as filed with the SEC on June 10, 2015 (the “Annual Report”), which Amendment No. 1 to Form 10-K corrected, amended and restated in its entirety, the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on November 13, 2014. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”) via the Internet at https://www.iproxydirect.com/HECC or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares.  Please keep the Notice for your reference through the meeting date.   In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on August 13, 2015 (the “Record Date”).  Each stockholder of record as of the Record Date is entitled to one vote for each share of common stock held by him, her or it on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors. At the close of business on the Record Date, there were 23,117,951 shares of our common stock outstanding, which were each eligible to be voted at the Annual Meeting. Additionally, due to issues associated with the prior designation of our Series A 7% Convertible Voting Preferred Stock, we believe that such prior designation was not validly completed and as such, no Series A 7% Convertible Voting Preferred Stock will be eligible to be voted at the Annual Meeting (see also “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, beginning on page 39, below).

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	In person. You may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board of Directors (the “Board”), described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

The presence at the Annual Meeting of the holders of at least one-third (1/3) of the outstanding shares of voting stock entitled to vote at the Annual Meeting (7,705,984 shares of common stock) is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

Votes Required To Approve Each Proposal

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Amendment to Articles of Incorporation to authorize 1,000,000,000 shares of common stock	Majority of the Company’s voting shares as of the Record Date	No
3	Amendment to Articles of Incorporation to authorize 100,000,000 shares of preferred stock	Majority of the Company’s voting shares as of the Record Date	No
4	Approval of the designation of 10,000 shares of Series A 7% Convertible Preferred Stock	Majority of the Company’s voting shares as of the Record Date	No
5	Approval of the designation of 35,000 shares of Series B Convertible Preferred Stock	Majority of the Company’s voting shares as of the Record Date	No
6	Ratification of the Company’s 2015 Stock Incentive Plan.	Majority of the Company’s voting shares as of the Record Date	No
7	Ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2016	Majority of the Company’s voting shares as of the Record Date	Yes
8	Advisory vote to approve the compensation of our named executive officers	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote	No
9	Advisory vote on the frequency of the advisory vote on compensation of our named executive officers	Plurality of Votes Cast	No
10
Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting for a quorum or to approve any of the proposals above
		Majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting	No

* See also “Broker Non-Votes and Abstentions” on page 4, below.

With respect to the election of directors (Proposal 1), under plurality voting, the two nominees receiving the highest number of affirmative votes will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

The approval of the proposals to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock (Proposal 2); to amend the Company’s Articles of Incorporation to authorize “blank check” preferred stock (Proposal 3); to amend the Company’s Articles of Incorporation to designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock (Proposal 4); and to amend the Company’s Articles of Incorporation to designate 35,000 shares of Series B Convertible Preferred Stock (Proposal 5), each require, pursuant to the Nevada Revised Statutes, the affirmative vote of a majority of the Company’s voting shares as of the Record Date.

The ratification of the Company’s 2015 Stock Incentive Plan (Proposal 6); appointment of MaloneBailey, LLP as the Company’s independent auditors (Proposal 7), and the approval of the Company’s executive compensation (Proposal 8), each require, pursuant to the Company’s Bylaws, as amended, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote (notwithstanding the fact that the vote on approval of executive compensation is non-binding).

With respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 9), stockholders have four voting options (“1 year”, “2 years”, “3 years” or “abstain”), provided that the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option.  Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

Authority to adjourn the Annual Meeting (Proposal 10) to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of MaloneBailey, LLP as our independent registered public accounting firm (Proposal 7), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, such as the election of our directors (Proposal 1), the amendments to the Company’s Articles of Incorporation (Proposals 2, 3, 4 and 5), the approval of the 2015 Stock Incentive Plan (Proposal 6), the approval of the Company’s executive compensation (Proposal 8), the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 9), and the adjournment of the Annual Meeting, if necessary or appropriate (Proposal 10).

With respect to the election of directors (Proposal 1) and the advisory vote on the frequency of holding future advisory votes on the compensation of our needed executive officers (Proposal 8), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected or frequency selected, except to the extent that they affect the total votes received by any particular candidate or any particular frequency of vote, as applicable.  In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent regulatory changes were made to take away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

With respect to the amendments to the Articles of Incorporation (Proposals 2, 3, 4 and 5), broker non-votes and abstentions could prevent the applicable proposal from receiving the required affirmative vote of a majority of the shares of common stock outstanding as of the Record Date, as broker non-votes and abstentions will have the same effect as a vote “AGAINST” each applicable proposal.

With respect to the approval of the 2015 Stock Incentive Plan (Proposal 6) and the Company’s executive compensation (Proposal 8), broker non-votes could prevent the proposal from receiving the required affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote (notwithstanding the fact that the vote on approval of executive compensation is non-binding). Abstaining shares will be considered present at the Annual Meeting for such matter so that the effect of abstentions will be the equivalent of a vote “against” each proposal. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for each proposal, since they are not “entitled to vote”, so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

With respect to the adjournment of the Annual Meeting, if necessary or appropriate (Proposal 10), broker non-votes could prevent the proposal from receiving the required affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstaining shares will be considered present at the Annual Meeting so that the effect of abstentions will be the equivalent of a vote “against” such proposal. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for such proposal, since they are not “entitled to vote”, so that broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which the majority is calculated.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice or voting instruction form.

Board of Directors Voting Recommendations

Our Board of Directors recommends that you vote your shares:

•	“FOR ALL” of the nominees to the Board of Directors (Proposal 1).

•	“FOR” the amendment to the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company to 1,000,000,000 (Proposal 2).

•	“FOR” the amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock (Proposal 3).

•	“FOR” approval of the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock (Proposal 4).

•	“FOR” approval of the designation of 35,000 shares of Series B Convertible Preferred Stock (Proposal 5).

•	“FOR” ratification of the 2015 Stock Incentive Plan (Proposal 6).

•	“FOR” the ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending July 31, 2016 (Proposal 7).

•	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (Proposal 8).

•	“3 YEARS” for the proposal regarding an advisory vote on the frequency of the advisory vote on executive compensation (Proposal 9).

•	“FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 10).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company.  If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our non-executive Secretary, Kathi Brogdon, at our principal executive offices at 800 Gessner Road, Suite 375, Houston, Texas 77024, or a stockholder may make a request by calling the Company at (713) 970-1590.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.  Additionally, no later than one hundred fifty calendar days after the Annual Meeting, but in no event later than sixty calendar days prior to the deadline for submission of stockholder proposals as discussed below under “Stockholder Proposals” on page 31, the Company will disclose its decision in regards to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives.

Company Mailing Address

The mailing address of our principal executive offices is 800 Gessner Road, Suite 375, Houston, Texas 77024.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 23,117,951 shares of our common stock outstanding (not including 2,750,000 shares of common stock outstanding which secure amounts owed by the Company to KBM Worldwide, Inc.). Other than our common stock, we have no other voting securities currently outstanding as, due to issues associated with the designation of our Series A 7% Convertible Voting Preferred Stock, we believe that such shares of preferred stock are not eligible to be voted at the Annual Meeting (see also “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock”, on page 39).

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all of our current executive officers and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 800 Gessner, Suite 375, Houston, Texas 77024.

Title of Class	Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Owner		Percent of Class

Directors and Officers:

Common Stock	Kent P. Watts	6,410,220	(2)	26%
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

Common Stock	Christine P. Spencer	32,814		*
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

Common Stock	Charles F. Dommer	841,702		3.4%
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

Common Stock	S. Chris Herndon	591,229	(3)	2.3%
	800 Gessner, Suite 375
	Houston, Texas, U.S.A. 77024

	Directors and officers together (4 persons)	7,875,965		32.2%

Greater Than 5% Stockholders:

Common Stock	Christopher Watts	6,872,824	(4)	28%
	14019 SW Frwy #301-600
	Sugar Land, Texas, U.S.A. 77478

Common Stock	Michael Watts	1,617,502	(5)	6.6%
	14019 SW Frwy #301-600
	Sugar Land, Texas, U.S.A. 77478

Common Stock	KBM Worldwide, Inc.	2,497,567	(6)	9.9%
	111 Great Neck Road, Suite 216
	Great Neck, NY 11021

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.

 (1)                 Under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares, and/or (ii) investment power, which includes the power to dispose or direct the disposition of shares. In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares within 60 days of the date as of which the information is provided.

(2)                 Includes 800,000 shares of common stock issuable upon exercise of an outstanding convertible promissory note in the amount of $3,200,000 (which allows the holder thereof the right to convert such note into common stock at a conversion price of $4 per share, and converts into shares of our to-be designated and approved Series B Convertible Preferred Stock upon designation thereof by the Company as described herein).

(3)           Includes 66,667 shares of common stock issuable upon exercise of outstanding and vested options with an exercise price of $6.60 and 25,000 shares issuable upon the exercise of outstanding and vested options with an exercise price of $4.50.  Includes shares of common stock issuable upon conversion of a convertible note held by Duma Holdings, LLC, which Mr. Herndon is deemed to beneficially own, which is convertible at the option of the holder into (a) 1.75 units, each consisting of 25,000 shares of common stock of the Company and $100,000 in face amount of Convertible Subordinated Promissory Notes (which allow the holder thereof the right to convert such notes into common stock at a conversion price of $4 per share, and convert into shares of our to-be designated and approved Series B Convertible Preferred Stock upon designation thereof by the Company as described herein); and (b) 350,000 shares of common stock.

(4)                 Christopher Watts is the 100% owner of and deemed owner of CW Navigation, Inc. (“CW Navigation”), KD Navigation, Inc., and KW Navigation, Inc.  Because Mr. Watts has voting and dispositive control over these entities, Mr. Watts is deemed to beneficially own the shares of common stock held by each of these entities. Mr. Watts is the nephew of Kent P. Watts, our Chief Executive Officer and Chairman and the son of Michael Watts (see footnote 5 below).  Includes 2,200,000 shares of common stock of the Company pledged by CW Navigation to Typenex Co-Investment, LLC, to secure amounts owed by the Company under a Secured Convertible Promissory Note in the amount of $350,000 dated March 5, 2015.

(5)                 Includes common shares owned by Geoserve Marketing, an entity owned 100% by Michael Watts,  266,667 shares of common stock issuable upon exercise of warrants owned by Geoserve Marketing, as well as shares owned personally by Michael Watts. Warrant exercise price is $7.50 per share. Because Mr. Watts has voting and dispositive control over Geoserve Marketing, Mr. Watts is deemed to beneficially own the shares of common stock held by such entity.  Michael Watts is the father-in-law of Jeremy Driver, who served as a director and Chief Executive Officer of the Company through November, 2013. Additionally, Michael Watts is the brother of Kent P. Watts, the Company’s Chairman of the Board of Directors and Chief Executive Officer, and the father of Christopher Watts (see footnote 4 above).

(6)                Based solely on the Schedule 13G filed by KBM Worldwide, Inc. with the SEC on June 26, 2015.  The beneficial owner of the securities held by KBM Worldwide, Inc. is KBM Worldwide, Inc. Represents common stock issuable upon conversion of a $350,000 Convertible Promissory Note convertible into common stock based on a conversion price equal to 50% multiplied by the average of the lowest five closing bid prices of our common stock during the fifteen trading days immediately prior to the date of any conversion. At no time may the Convertible Note be converted into shares of our common stock if such conversion would result in KBM Worldwide, Inc. and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock.

Changes in Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our Board of Directors is provided below under “Proposal 1 - Election of Directors” (beginning on page 31).

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Watts. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time.  Mr. Watts possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.  The Board of Directors exercises direct oversight of strategic risks to the Company, including reviewing and assessing the Company’s processes to manage business and financial risk and financial reporting risk; reviewing the Company’s policies for risk assessment and assessing steps management has taken to control significant risks; overseeing risks relating to compensation programs and policies; recommending the slate of director nominees for election at the annual stockholder meetings; reviewing, evaluating and recommending changes to the Company’s corporate governance guidelines; and establishing the process for conducting the review of the Chief Executive Officer’s performance.  The Company is currently searching for two additional independent directors to assist with these processes and plans to form an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee in the future when the Company has added additional independent members of the Board of Directors.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

The Company had 25 official meetings of the Board of Directors of the Company during the last fiscal year ending July 31, 2014 and 15 meetings during the fiscal year ended July 31, 2015.  Each director attended at least 75% of the total number of meetings of the Board. The Company has not adopted a policy requiring its directors to attend its annual meeting of stockholders and the Company did not hold an annual meeting last year.

Committees of the Board

On February 19, 2014, the Company adopted committee charters for an Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee (the “Committees”).  However, as the Company only has one independent director and only two total directors at this time, no members of the Board of Directors have been appointed to such Committees to date.  Until such time as the Company appoints members to the Committees, the Committees have no authority, and all functions of such Committees are instead performed by the full Board of Directors. Because the Committees currently have no members and no authority, the description of the charters of each of the Committees has not been included herein; however, the charters of each Committee as adopted by the Board of Directors are set forth on our corporate website (hydrocarb.com), under “About” – “Corporate Governance”.  The Company plans to file a Form 8-K at such time, if ever, as the Company appoints any members of its Board of Directors to any of the Committees and further plans to file applicable Committee Charters with the SEC at that time.

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our non-executive Secretary, Kathi Brogdon, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director. In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

Our Board of Directors has determined that Mr. Herndon is an independent director as defined under Rule 10A-3 of the Exchange Act.

Code of Conduct

We have adopted a Code of Conduct that applies to all directors and officers. The code describes the legal, ethical and regulatory standards that must be followed by the directors and officers of the Company and sets forth high standards of business conduct applicable to each director and officer. As adopted, the Code of Conduct sets forth written standards that are designed to deter wrongdoing and to promote, among other things:

(1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) full, fair accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us;

(3) compliance with applicable governmental laws, rules and regulations;

(4) the prompt internal reporting of violations of the code to the appropriate person or persons identified in the code; and

(5) accountability for adherence to the code.

We revised the Code of Conduct during the year ended July 31, 2013.  A copy of our Code of Conduct is was filed as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended July 31, 2013, filed with the Securities and Exchange Commission on November 12, 2013.

We intend to disclose any amendments to our Code of Conduct and any waivers with respect to our Code of Conduct granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.hydrocarb.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Conduct to any such officers or employees to date.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers (ages are as of the Record Date).

Name	Age	Position
Kent P. Watts	57	Chief Executive Officer and Chairman
Charles F. Dommer	60	President and Chief Operating Officer
Christine P. Spencer	59	Chief Accounting Officer

Kent P. Watts, Chief Executive Officer and President

Information regarding Mr. Watts is set forth in “Proposal 1 – Election of Directors”, below (beginning on page 31).

Charles F. Dommer, President and Chief Operating Officer

Charles F. Dommer was appointed President and Chief Operating Officer of the Company on October 27, 2013.  Mr. Dommer is an exploration and development executive with 35 years of managerial positions for international and domestic oil and gas exploitation, exploration and acquisitions.  Mr. Dommer has managed many major projects in the competitive arena of oil and gas exploration and development. From December 2010 until present, Mr. Dommer has served as the Vice President of Exploration and Development for Hydrocarb Corporation.  From January 2000 to December 2010, Mr. Dommer served as President of Trans Global Engineering, Inc., of Denver, Colorado, primarily directing production operations as Chief Geologist (Vice President of Exploration and Production) for Lukoil-AIK in Russia.  Mr. Dommer’s past experience includes Senior Geologist at Phillips Petroleum Company, located in Texas, and the establishment of a Geology and Reservoir Engineering Department in Siberia as Chief Geologist (Vice President of Exploration and Production) for Occidental Petroleum Joint Venture, Vanyoganneft.  Mr. Dommer has a B.S. Geology degree from Arizona State University.

Christine P. Spencer, Chief Accounting Officer

On June 13, 2014, Christine P. Spencer was appointed Chief Accounting Officer of the Company. Ms. Spencer has been the controller of Hydrocarb Energy Corp. since February of 2013.  Ms. Spencer’s prior work history before joining Hydrocarb Energy Corp. are as follows: from October 2010 to July 2012, she was controller of Platinum Pressure Pumping, an oilfield service company; prior to that, from November 2009 to October 2010, she served as controller of Holden Roofing Company, a residential and commercial roofing company; and from April 2008 through August 2009, Ms. Spencer was the Chief Financial Officer for David Powers Homes, a residential building contractor.  Ms. Spencer is a certified public accountant in Texas and has over 37 years of public and private accounting experience.  Ms. Spencer has a Bachelor’s of Science degree in Accountancy, with High Honors from the University of Illinois.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our Chief Executive Officer, Chief Accounting Officer (as well as persons with respect to whom disclosure would have been required had they been serving in such roles as of the end of the applicable fiscal years) and the two most highly compensated officers other than the Chief Executive Officer and Chief Accounting Officer (collectively, our “Named Executive Officers”) during our fiscal years ended July 31, 2015, 2014 and 2013:

Name and Principal Position	Year	Salary	Bonus	Stock Awards (2)	All Other Compensation	Total (1)

Kent P. Watts (3)	2015	$96,154	$-	$12,000	$-	$108,154
CEO and Chairman	2014	$-	$-	$14,621	$-	$14,621
Christine P. Spencer (4)	2015	$160,085	$-	$-	$-	$160,085
Chief Accounting Officer	2014	$132,923	$-	$144,000	$-	$276,923
Craig Alexander	2015	$200,123	$-	$-	$-	$200,123
Vice President, non-executive officer	2014	$185,000	$-	$185,000	$-	$370,000
Pasquale V. Scaturro	2015	$6,923	$-	$-	$50,000	$56,923
Former CEO (5)	2014	$75,257	$-	$23,518	$-	$98,775
Tyler W. Moore	2014	$20,584	$-	$152,369	$-	$172,953
Former CFO (6)
Charles F. Dommer	2015	$200,200	$-	$-	$-	$200,200
President and COO (7)	2014	$99,205	$-	$13,320	$-	$112,525
Jeremy G. Driver (8)	2014	$111,724	$-	$-	$-	$111,724
Former President and CEO	2013	$175,000	$-	$-	$-	$175,000
Sarah Berel-Harrop (9)	2014	$162,163	$-	$-	$-	$162,163
Former Secretary, Treasurer & CFO	2013	$134,809	$-	$-	$-	$134,809
Steven L. Carter (10)	2014	$65,718	$-	$-	$-	$65,718
Former Vice President, Operations	2013	$178,692	$-	$-	$-	$178,692

(1)  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.  None of our executive officers received any Option Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings during the periods presented.

(2) Represents the fair value of the grant of shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(3) Appointed as Chief Executive Officer on August 8, 2014.  Stock Award compensation for fiscal 2014 is in consideration for services to the Board of Directors.

(4) Appointed as Chief Accounting Officer on June 13, 2014.

(5) Effective November 15, 2013, Mr. Scaturro was appointed as Chief Executive Officer of the Company. Mr. Scaturro resigned as Chief Executive Officer of the Company on August 8, 2014.

(6) Mr. Moore was appointed as Chief Financial Officer of the Company effective December 2, 2013 and resigned as Chief Financial Officer effective March 31, 2014.

(7) Appointed as President and COO of the Company effective October 27, 2013.

(8) Effective on October 27, 2013, Mr. Driver resigned as President of the Company and effective on November 15, 2013, Mr. Driver resigned as Chief Executive Officer of the Company.

(9) Effective November 25, 2013, Ms. Berel-Harrop resigned as Secretary of the Company. Effective on December 2, 2013, Ms. Berel-Harrop resigned as Chief Financial Officer of the Company and was appointed as Chief Accounting Officer. On January 7, 2014, Ms. Berel-Harrop resigned as Chief Accounting Officer and Treasurer.

(10) Mr. Carter’s employment as Vice President Operations was terminated effective August 30, 2013.

Compensation of Directors

Our directors, including Mr. Watts, our executive director, and Mr. S. Chris Herndon, who is our non-executive director, receive the following compensation for their service on the Board of Directors:

●	$12,000 per quarter, with $4,000 payable in stock (based on the average trading price of all trading days during the applicable quarter) for each non-executive member of the Board of Directors and $8,000 per quarter, with $4,000 payable in stock (based on the average trading price of all trading days during the applicable quarter) for each executive member of the Board of Directors,

●	$2,000 per year for serving as a committee chair (assuming committees of the Board of Directors are formed in the future),

●	Meeting fees of $2,000 per meeting for any board meetings other than four quarterly regular meetings, and

●	Meeting fees of $1,500 per meeting for any committee meetings other than four quarterly regular meetings.

The following table provides information regarding compensation during the year ended July 31, 2015 earned by directors who are not executive officers.  The compensation of our directors who are executive officers disclosed in the “Summary Compensation” Table above.

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
	($)	($)	($)	($)

S. Chris Herndon	$12,000	$-	$12,000	$24,000

* The table above does not include the amount of any expense reimbursements paid to the above directors.  No directors received any Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, or Nonqualified Deferred Compensation Earnings during the period presented.  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Represents the fair value of the grant of certain options to purchase shares of our common stock calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

Outstanding Equity Awards at Year Ended July 31, 2015

As of July 31, 2015 no Executive Officer had any outstanding equity awards outstanding.  No Executive Officers had any stock options outstanding which were exercisable or unexercisable as of July 31, 2015.  Additionally, no Named Executive Officers had any unearned securities awards outstanding as of July 31, 2015.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of July 31, 2015:

Equity Compensation Plan Information

		Number of Securities to be Issued Upon Exercise of Outstanding Options, warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
		(a)	(b)	(c)

(a)	Equity compensation plans approved by security holders	N/A	N/A	N/A
(b)	Equity compensation plans not approved by security holders
	1. 2013 Stock Incentive Plan	198,334	$7.14	661,411
	2. Compensation Warrants	897,660	$7.50	N/A

2013 Stock Incentive Plan

During February 2013, the Board of Directors authorized and approved the adoption of the 2013 Stock Incentive Plan (the “2013 Plan”). An aggregate of 883,333 shares of common stock may be issued under the plan.

The Plan is administered by the Board of Directors, which has substantial discretion to determine persons, amounts, time, price, exercise terms, and restrictions of the grants, if any.

An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant’s continuous service only to the extent provided by the administrator under the 2013 Plan. If the administrator under the 2013 Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first. In the event an eligible participant’s service has been terminated for “cause”, he or she shall immediately forfeit all rights to any of the awards outstanding.

During the year ended July 31, 2015, we granted 25,000 options to purchase shares of our common stock under the 2013 Plan.  During the year ended July 31, 2015, no options to purchase shares of our common stock expired unexercised.  As of July 31, 2015, a total of 770,136 shares were available to be issued under the 2013 Plan.

During the year ended July 31, 2014, we granted 231,023 warrants to purchase shares of our common stock.  The balance of 666,667 compensation warrants were issued primarily in 2011, at the time of the purchase of the Galveston Bay subsidiary.  As of the date of this proxy statement, warrants to purchase 897,690 shares remain outstanding.

2015 Stock Incentive Plan

See "PROPOSAL 6. Ratification of the Company’s 2015 Stock Incentive Plan," beginning on page 46.

Employment, Consulting and Services Agreements

The following is a summary of the material terms of the employment, consulting or services agreements we have entered into with our officers and employees.

Kent P. Watts Employment Agreement

On March 9, 2015, and effective as of January 20, 2015, we entered into an executive employment agreement with Kent P. Watts to serve as our Chief Executive Officer.  The agreement, which was also approved by our senior lender, provides for the payment to Mr. Watts of a salary of $250,000 per year (increasing by $75,000 per year in the event our common stock trades on any stock exchange); a bonus of $200,000 (subject to certain requirements in the agreement) once we have raised $9.4 million in total funding between August 1, 2014 and July 31, 2015 which funds were not raised, and a bonus of 2% of the first $10 million raised in debt or equity; 1% of the next funds raised in debt or equity between $10 million and $25 million; and ½% for all funds raised above $25 million, all of which may be paid to Mr. Watts at his option in cash, shares of common stock or preferred stock.  The agreement remains in effect until July 31, 2017. Upon the occurrence of a “change of control” of the Company, as defined in the agreement, and the termination of employment by Mr. Watts or the Company in connection therewith, or in the event we terminate the agreement without cause, we are required to pay Mr. Watts his then current salary plus insurance for the lesser of one (1) year or the remaining term of the agreement.  Mr. Watts has agreed to not require us to pay him any of the amounts that he would have been due under the terms of the agreement from January 20, 2015 until the date the agreement was entered into until such time as we raise additional funds.

Charles F. Dommer Employment Agreement

Effective March 1, 2014, the Company entered into an employment agreement with Charles F. Dommer, pursuant to which Mr. Dommer agreed to serve as an employee of the Company for a term of one year.  Pursuant to the agreement, Mr. Dommer’s salary is $120,000 per year.  If Mr. Dommer’s employment is terminated by the Company in connection with a Change of Control (as defined in the agreement), either involuntarily by the Company or voluntarily by Mr. Dommer within 90 days of such Change of Control, the Company is required to continue paying him his salary for one year after such termination date.  Additionally, in the event the agreement is terminated by the Company for any reason other than cause or by Mr. Dommer for good reason (each as defined in the agreement), Mr. Dommer is due six months of salary as a severance payment.

Effective July 19, 2014, the Company entered into a replacement employment agreement with Charles F. Dommer, pursuant to which Mr. Dommer agreed to serve as the President of the Company for a term of one year.  Pursuant to the agreement, Mr. Dommer’s salary is $240,000 per year.  Mr. Dommer was also due a bonus of $20,000 in connection with the Company closing certain financing transactions which were consummated and which bonus was paid in August 2014.  Finally, Mr. Dommer is due a bonus equal to 2% of the net cash proceeds received by the Company for any working interest purchased from the Company by any joint venture with regard to any international concessions and operated by the Company. If Mr. Dommer’s employment is terminated by the Company in connection with a Change of Control (as defined in the agreement), either involuntarily by the Company or voluntarily by Mr. Dommer within 90 days of such Change of Control, the Company is required to continue paying his salary and reimburse him for insurance payments for one year after such termination date.  Additionally, in the event the agreement is terminated by the Company for any reason other than cause or by Mr. Dommer for good reason (each as defined in the agreement), Mr. Dommer is due six months of salary as a severance payment.

Christine P. Spencer Employment Agreement

Effective June 12, 2015, we entered into an employment agreement with Christine P. Spencer, pursuant to which Ms. Spencer agreed to serve as the Chief Accounting Officer of the Company at a salary of $160,000 per year. The agreement has a term of one year, provided that the agreement automatically extends for additional one year periods unless either party provides the other written notice of their intent not to renew the agreement at least 60 days prior to the date of any applicable automatic extension. In the event the Company terminates the agreement without cause or Ms. Spencer terminates the agreement for good reason, Ms. Spencer is due salary and insurance benefits for a period of 12 months from the termination date. “Cause” includes a conviction for a felony, a crime involving moral turpitude or a plea of guilty or no lo contender to a charge of such crime, the theft or embezzlement, or attempted theft or embezzlement of money or property of the Company, perpetration or attempted perpetration of fraud, or participation in connection therewith, on the Company, unauthorized appropriation of any tangible or intangible material asset or property of the Company, dishonesty with respect to any matter concerning the Company, or the substantial and repeated failure to perform under the employment agreement. “Good reason” means our material breach of the agreement, any action by us which results in the material diminishment of Ms. Spencer’s job functions or responsibilities, any attempt by us to cause Ms. Spencer to relocate as a requirement of continued employment, or any reduction in salary or material reduction in benefits (unless such reduction in benefits is applicable generally to all employees).

Carter Professional Services Agreement (Terminated)

On December 20, 2006, our Board of Directors authorized and approved the execution of the “Carter Professional Services Agreement”. The initial term of the agreement was two years expiring on November 30, 2008, and the agreement was amended to increase Mr. Carter’s compensation in June 2011. Pursuant to the terms and provisions of the Carter Professional Services Agreement: (i) Steven Carter agreed to provide duties to us commensurate with his then executive position as our Vice President of Operations; (ii) we would pay to Mr. Carter a monthly fee of $14,583.33; (iii) we approved the issuance of 20,000 shares of our common stock at a price of $0.025 per share (on a post-share consolidation basis); (iv) we approved the granting of an aggregate of not less than 24,000 options to purchase shares of our common stock at $8.75 per share (amended to be $2.50 per share) for a ten year term (on a post-share consolidation basis); and (v) the Carter Professional Services Agreement may be terminated without cause by either of us by providing prior written notice of the intention to terminate at least 90 days (in the case of our Company after the initial term) or 30 days (in the case of Mr. Carter) prior to the effective date of such termination.  In August, 2013, we terminated the agreement.  In accordance with the terms of the agreement, he received the fee due under the terms of the agreement through the end of November 2013.

Jeremy G. Driver Agreement (2009)(Terminated)

Effective December 1, 2009, we entered into an executive services agreement with Mr. Driver, which was revised in June 2011 to increase his monthly fee, pursuant to which he is to perform such duties and responsibilities as set out in the agreement and as our Board of Directors may from time to time reasonably determine and assign as is customarily performed by a person in an executive position with our Company.  In consideration for his services under the agreement, as amended, we have agreed:

●	to pay Mr. Driver a monthly fee of $14,583.33;
●	to pay Mr. Driver a one-time signing bonus of $20,000;
●	to provide Mr. Driver with industry standard bonuses, from time to time, based, in part, on the performance of the Company and the achievement by Mr. Driver of reasonable management objectives, as determined by the Company’s Board of Directors in good faith;
●	to provide Mr. Driver with three weeks paid vacation;
●	to provide Mr. Driver with a monthly benefits stipend of $450 together with full participation, at the Company’s expense, in the Company’s current medical services and life insurance benefits programs for management and employees; and

●	to grant Mr. Driver incentive stock options to purchase not less than an aggregate of 100,000 common shares of the Company, at an exercise price $5.00 per share (amended to be $2.50 per share), vesting as to one-quarter of said stock options on the date of grant (that being as to 25,000) and on each day which is six months thereafter in succession for each remaining one-quarter of the optioned common shares, and all being exercisable for a period of three years from the date of grant and in accordance with the provisions of the Company’s current Stock Incentive Plan.

The initial term of the agreement was one year ending on December 1, 2010, and the agreement was subject to automatic renewal on a monthly basis unless either the Company or Mr. Driver provides written notice of an intention not to renew the agreement not later than 30 days prior to the end of the then-current initial term or renewal of the agreement.  In October 2013, this agreement was terminated and we entered into a new employment agreement with Mr. Driver, as described below.

 Jeremy G. Driver Agreement (2013)(Terminated)

On October 11, 2013, we entered into a new agreement with Mr. Driver, which was modified on October 27, 2013 and is effective October 1, 2013.  In consideration for his services under the agreement, as amended, we agreed to provide Mr. Driver with a monthly salary of $14,583.33, participation in company benefits programs, and four weeks paid vacation.  The agreement provides for Mr. Driver to be paid six months’ salary as severance in the event of:

●	termination by the Company for other than cause,
●	termination by Mr. Driver for “Good Reason”, which includes a diminishment of job functions or responsibilities and attempts by the Company to relocate Mr. Driver, or
●	termination by Mr. Driver for any reason within 90 days of a change in control of the Company.

The initial term of the agreement is one year ending on October 1, 2014, and the agreement is subject to automatic renewal for consecutive one year periods unless either the Company or Mr. Driver provides written notice of an intention not to renew the agreement not later than 60 days prior to the end of the then-current initial term or renewal of the agreement.

Effective October 11, 2013, Mr. Driver resigned as Chairman and as a member of the Board of Directors of the Company. Effective on October 27, 2013, Mr. Driver resigned as President of the Company and effective on November 15, 2013, Mr. Driver resigned as Chief Executive Officer of the Company.

Sarah Berel-Harrop Agreement (Terminated)

On October 11, 2013, we entered into an employment agreement with Ms. Berel-Harrop, which was effective October 1, 2013.  In consideration for her services under the agreement, as amended, we agreed to provide Ms. Berel-Harrop with a monthly salary of $12,500, participation in Company benefits programs, and three weeks paid vacation.  The agreement provides for Ms. Berel-Harrop to be paid six months’ salary as severance in the event of:

●	termination by the Company for other than cause,
●	termination by Ms. Berel-Harrop for “Good Reason”, which includes a diminishment of job functions or responsibilities and attempts by the Company to relocate Ms. Berel-Harrop, or
●	termination by Ms. Berel-Harrop for any reason within 90 days of a change in control of the Company.

            The initial term of the agreement is one year ending on October 1, 2014, and the agreement is subject to automatic renewal for consecutive one year periods unless either the Company or Ms. Berel-Harrop provides written notice of an intention not to renew the agreement not later than 60 days prior to the end of the then-current initial term or renewal of the agreement.

Effective November 25, 2013, Ms. Berel-Harrop resigned as Secretary of the Company. Effective on December 2, 2013, Ms. Berel-Harrop resigned as Chief Financial Officer of the Company and was appointed as Chief Accounting Officer. On January 7, 2014, Ms. Berel-Harrop resigned as Chief Accounting Officer and Treasurer.

Craig Alexander Agreement

On October 11, 2013, we entered into an employment agreement with Mr. Alexander, which is effective October 1, 2013. In consideration for his services under the agreement, as amended, we have agreed to provide Mr. Alexander with a monthly salary of $15,417.67, participation in Company benefits programs, and three weeks paid vacation.  The agreement provides for Mr. Alexander to be paid six months’ salary as severance in the event of:

●	termination by the Company for other than cause,
●	termination by Mr. Alexander for “Good Reason”, which includes a diminishment of job functions or responsibilities and attempts by the Company to relocate Mr. Alexander, or
●	termination by Mr. Alexander for any reason within 90 days of a change in control of the Company.

The initial term of the agreement was one year ending on October 1, 2014, and the agreement is subject to automatic renewal for consecutive one year periods unless either the Company or Mr. Alexander provides written notice of an intention not to renew the agreement not later than 60 days prior to the end of the then-current initial term or renewal of the agreement. The agreement automatically renewed.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as described below, none of the following parties has had any material interest, direct or indirect, in any transaction with us during our last two fiscal years or in any presently proposed transaction that has or will materially affect us:

(1)	any of our directors or officers;
(2)	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; or
(3)	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the above persons.

Galveston Bay

Immediately following our acquisition of Galveston Bay Energy, LLC, on February 15, 2011, we sold 15% of our own aggregate working interest in the Galveston Bay fields for $1,400,000 in cash to SPE Navigation 1, LLC (“SPE”), a company controlled by Michael Watts, who is the father-in-law of Jeremy Driver, a former director of the Company and our former Chief Executive Officer, and the brother of Kent P. Watts, the Company’s Chairman of the Board of Directors and Chief Executive Officer. SPE had the right to acquire an additional 10% of our own aggregate working interest in the Galveston Bay fields within 90 days for $1,150,000. As of March 31, 2015 and July 31, 2015, SPE owed us $0 and $0, respectively, in joint interest billings.

Effective on September 26, 2011, we closed on our acquisition of SPE from CW Navigation Inc., KD Navigation Inc. and KW Navigation Inc., each a Texas corporation (collectively, the “Sellers”). The material assets of SPE consist of certain oil and gas working interests in and to four producing oil and gas fields located in Galveston Bay, Texas, together with one million shares of Hyperdynamics Corporation (NYSE MKT: HDY).  Pursuant to the terms of the Company’s Purchase and Sale Agreement with the Sellers and SPE regarding this matter, the Company acquired the Sellers’ 100% interest in SPE for total consideration consisting of 3,800,000 restricted common shares of the Company issued at a deemed issuance price of $2.50 per share (on a post-share consolidation basis).  CW Navigation Inc., KD Navigation Inc., and KW Navigation Inc. are beneficially owned by Christopher Watts, the nephew of our current Chairman, Kent P. Watts, and the son of Michael Watts.

During the six months ended January 31, 2015, the Company received approximately $58,000 from Mr. Michael Watts for a related party receivable previously outstanding for approximately the same amount as of July 31, 2014.

Namibia Exploration, Inc.

We entered into a Share Exchange Agreement, dated August 7, 2012 (the “Share Exchange Agreement”) with each of Namibia Exploration, Inc. (“NEI”), a company organized under the laws of the state of Nevada, and the stockholders of NEI (each a “Vendor” and collectively, the “Vendors”), whereby we acquired the right to acquire all of the issued and outstanding common shares in the capital of NEI from the Vendors in exchange for the issuance of up to 24,900,000 restricted common shares of the Company to the Vendors (the “Acquisition Shares”) on a pro-rata basis in accordance with each Vendor’s percentage ownership in NEI (the “Acquisition”). NEI holds the rights to a 39% working interest in an onshore petroleum concession (the “Concession”), located in the Republic of Namibia, measuring approximately 5.3 million acres and covered by Petroleum Exploration License No. 0038 as issued by the Republic of Namibia Ministry of Mines and Energy.

We completed the Acquisition on September 6, 2012, and as a result, NEI became a wholly-owned subsidiary of the Company.  As a result, the Company, through NEI, has acquired and been assigned a 39% working interest (43.33% cost responsibility) in and to the Concession.  The Company now holds its indirect working interest in the Concession in partnership with the National Petroleum Corporation of Namibia Ltd. (“NPC Namibia”) and Hydrocarb Namibia Energy Corporation (“Hydrocarb Namibia”), a company chartered in the Republic of Namibia and which is a majority-owned subsidiary of Hydrocarb Corporation (“Hydrocarb”), a company organized under the laws of the State of Nevada.  Hydrocarb Namibia, as operator of the Concession, now holds a 51% working interest (56.67% cost responsibility) in the Concession and NPC Namibia now holds a 10% carried working interest in the Concession.  The assignment of the 39% working interest to NEI from Hydrocarb Namibia received the approval of the government of the Republic of Namibia on August 23, 2012.

Pursuant to the terms of the Share Exchange Agreement, the Company is required to issue the Acquisition Shares, as consideration for the Acquisition, in accordance with the following milestones which must be reached within 10 years after the closing of the Acquisition (the “Closing”):

(a)	830,000 of the Acquisition Shares were issued at the time of the original Acquisition Agreement;
(b)	a further 830,000 of the Acquisition Shares were due when and if the Company’s 10-day volume-weighted average market capitalization reached $82,000,000;
(c)	a further 2,490,000 of the Acquisition Shares were due when and if the Company’s 10-day volume-weighted average market capitalization reached $196,000,000; and
(d)	a further and final 4,150,000 of the Acquisition Shares were due if the Company’s 10-day volume-weighted average market capitalization reached $434,000,000.

The Company will maintain 100% ownership of NEI after Closing even if one or more of the market capitalization milestones have not been attained within 10 years from the Closing.

In conjunction with the acquisition of Hydrocarb Corporation, a Nevada corporation (“HCN”) in December 2013, the Company’s Board of Directors authorized the immediate issuance of these contingently issuable 7,470,000 shares of our common stock as described above in subsections (b), (c), and (d) above to the former owners of NEI.  We issued the 7,470,000 shares on December 9, 2013.

The Vendors under the Share Exchange Agreement were Michael Watts (the father-in-law of Jeremy Driver, our former Chief Executive Officer and director), CW Navigation Inc., KW Navigation Inc., and KD Navigation Inc. The Navigation companies are beneficially owned by Christopher Watts, the nephew of our current Chairman, Kent P. Watts.

Carter E & P, LLC

A company controlled by one of our former officers (Steven Carter) operated our Barge Canal properties, the Curlee Prospect in Bee County, Texas and the Dix Prospect in San Patricio County, Texas.  Revenues generated from these properties were $39,274 and $643,203 for the years ended July 31, 2014 and 2013, respectively.  In addition, lease operating costs incurred from these properties were $23,259 and $224,047 for the years ended July 31, 2014 and 2013, respectively.  Mr. Carter resigned as of November 2013, Galveston Bay Energy took over the operations of the Barge Canal properties as of September 2013, and sold them in March of 2014.

As of January 31, 2015, July 31, 2014 and 2013, respectively, we had outstanding accounts receivable associated with these properties of $0, $0 and $91,967 and no accounts payable.  We have no current contact with either Mr. Carter or these properties currently.

Working Interest

During January 2012, we sold half of our working interest in a well, the State Tract 9-12A#4, to third parties.  The father of our former Chief Financial Officer, Sarah Berel-Harrop, and a company controlled by the father-in-law of our former Chief Executive Officer, and brother of our current Chief Executive Officer, each purchased a 5% interest in the well.  The costs associated with the drilling and completion operations on the well through July 31, 2012 were approximately $6.6 million for all participants.  Mr. Harrop’s and Lifestream’s share of the operations were $314 and $257 each during the years ended July 31, 2015, and July 31, 2014, respectively.

SMDRE Note

On December 4, 2013, HCN sold 619,960 shares of restricted common stock of the Company in consideration for a $1,859,879 non-interest bearing note from SMDRE LLC (“SMDRE”), of which Michael Watts, a related party, holds a 49% interest.  We acquired this note upon our acquisition of HCN on December 9, 2013.  The 619,960 shares of our common stock were previously issued by us to HCN to settle liabilities related to a consulting services agreement which was in place between us and HCN.  The note was due upon the occurrence of any of the following conditions: (1) upon the sale of all or part of the shares by the owner of the shares to a third party; (2) within sixty days of the six month anniversary of the December 4, 2013 stock sale or within sixty days from the date that the shares become unrestricted (whichever occurred first); or (3) within 90 days of the date our common stock is listed on a major stock exchange and trades at a share price above $6.00 per share.

This note receivable was extended on August 4, 2014, for an extension fee of $50,000, payable in the future, with $750,000 due to be repaid by December 31, 2014, with the remaining balance to be repaid by March 31, 2015.

On April 27, 2015, the Board of Directors agreed to offer SMDRE the option, for 90 days, for the SMDRE note to be paid in full for a 67% discount (i.e., the offer to be paid $619,898 immediately) (the “Pre-Payment Option”).

As part of a negotiation to help the Company raise capital with regard to its private placement of Units, and without effecting the Pre-Payment Option, the Board of Directors on June 27, 2015, along with SMDRE, approved an amendment to the SMDRE note, providing that in consideration for a simultaneous $106,000 payment by Geoserve Marketing, an affiliate of SMDRE, decreasing the amount owed under the note (and simultaneously decreasing the amount required to be paid in connection with the Pre-Payment Option), that the remaining amount of the note would be due 90 days after the Company receiving a listing on a major stock exchange.  Between April 27, 2015 and July 9, 2015 the Company received payments on the SMDRE LLC note in the amount of $531,000.  The balance of the discounted note of $88,898 has been extended for another 60 days.

HCN Acquisition; Series A Preferred Stock; Unit Conversion

On December 9, 2013 (“Acquisition Date”), we acquired HCN (“HCN Acquisition”) pursuant to a Share Exchange Agreement (“HCN Exchange Agreement”) dated November 27, 2013.  The purchase price was 8,396,667 shares of the Company’s common stock to HCN’s stockholders in exchange for 100% of the outstanding equity interest in HCN and 8,188 shares of the Company’s Series A Preferred Stock to Kent P. Watts, the Company’s Chief Executive Officer and Chairman, a holder of convertible preferred stock in HCN in exchange of 100% of the holder’s preferred stock in HCN. At the date of closing the 8,396,667 shares of common stock issued had a market valuation of $64,990,200 (based on market close of $7.74 on December 9, 2013) and the preferred stock issued had a value of $3,275,200 (8,188 shares at par value of $400). The Company’s Series A Preferred Stock, the terms and conditions thereof, and certain issues which have arisen with such preferred stock are described in greater detail below under “Proposal 4, Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock” beginning on page 39.

In addition, the HCN Exchange Agreement provided that the Company would issue 7,470,000 shares of its common stock to the holders of certain rights to acquire Company common stock.  These rights were previously issued by the Company as contingent consideration in connection with the acquisition of NEI.  The rights had been convertible into the Company’s common stock based upon Company market capitalization milestones.  The rights were issued to entities deemed related parties to the Company.  These shares were issued on December 9, 2013, as discussed above.

On June 10, 2015, with the approval of the Board of Directors of the Company (i.e., Mr. Watts personally, and Mr. Herndon), Mr. Watts exchanged all rights he had to the 8,188 shares of Series A 7% Convertible Voting Preferred Stock (which were required to have a face value of $3,275,200) pursuant to the terms of the Exchange Agreement, and accrued and unpaid dividends which would have been due thereunder, assuming such Series A 7% Convertible Voting Preferred Stock was correctly designated and issued at the time of the Exchange Agreement, totaling, $327,879, into 32 Units which the Company is in the process of offering in a private offering to ‘accredited investors’.  Specifically, as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, each ‘Unit’ consists of (a) 25,000 shares of the Company’s restricted common stock; and (b) Convertible Promissory Notes with a face amount of $100,000.  As such, Mr. Watts received an aggregate of 800,000 shares of common stock and a Convertible Promissory Note with an aggregate principal amount of $3.2 million and a maturity date of June 10, 2018.  The Convertible Note is convertible into common stock of the Company at any time at Mr. Watt’s option at a conversion price of $4 per share, and is automatically convertible into shares of Series B Convertible Preferred Stock of the Company upon designation of such Series B Convertible Preferred Stock with the Secretary of State of Nevada (as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, page 42).  The Convertible Note accrues interest, quarterly in arrears, which accrued interest is added to the principal balance of the Convertible Note until the earlier of (a) the date the Convertible Note is converted into Series B Preferred Stock; and (b) January 31, 2016 (provided that after January 31, 2016, interest is payable quarterly in arrears in cash). The interest rate of the Convertible Note fluctuates each calendar quarter equal to the WTI Interest Rate as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”. Any amounts not paid under the Convertible Note when due accrue interest at the rate of 12% per annum until paid in full.

Duma Holdings Note

On July 16, 2015, pursuant to a Note Subscription Agreement, we sold a $350,000 Convertible Secured Promissory Note (with a $7,000 original issuance discount) to Duma Holdings, LLC (“Duma Holdings” and the “Duma Holdings Note”), of which Chris Herndon, a member of our Board of Directors, owns a 20% interest.  The Duma Holdings Note (along with any unpaid interest thereon) is convertible at any time, provided the note is converted in full, into (a) 1.75 Units; and (b) 350,000 shares of common stock (393,750 shares of common stock in aggregate when combined with the shares which form part of the Units). The Duma Holdings Note is due and payable by us on November 30, 2015. The Duma Holdings Note accrues interest at the rate of 15% per annum, payable beginning on October 31, 2015, and quarterly thereafter through maturity.  The Duma Holdings Note can only be repaid with the prior written approval of Duma Holdings.  The Duma Holdings Note contains usual and customary events of default, representations and warranties.  The principal and accrued interest due under the Duma Holdings Note is personally guaranteed by Kent P. Watts, our Chief Executive Officer and Michael Watts, his brother, pursuant to separate guaranty agreements (the “Guarantee Agreements”), and secured by a first priority security interest on certain real estate owned by Kent P. Watts pursuant to a Deed of Trust, Assignment of Rents and Security Agreement.

Additional Agreements, Transactions and Understandings

During 2011, we entered into a consulting contract with Geoserve Marketing LLC (“Geoserve”) a company controlled by Michael Watts, the father-in-law of Jeremy Driver, our former Chief Executive Officer and director, and brother to our current Chief Executive Officer, described above under “Employment, Consulting and Services Agreements”.  We recognized expense of $196,384 from this contract during the year ended July 31, 2013.  Due to the expiration of the contract for services, $6,754 was recognized in the year ended July 31, 2014.  We recognized expense of $0 and $6,754 from this contract during the six months ended January 31, 2015 and 2014, respectively. We recognized expense of $0 and $6,754 from this contract during the six months ended January 31, 2015 and 2014, respectively.

On June 28, 2015, after a lengthy negotiation, we entered into a Financial Services Agreement with Geoserve, pursuant to which Geoserve agreed to provide investor relations and related services to us for a period of three years in consideration for an aggregate of 850,000 shares of restricted common stock.  The agreement can be terminated by either party with 60 days’ notice after the expiration of six months, provided that the 850,000 shares are deemed earned upon Geoserve’s entry into the agreement.

In December 2012, we acquired a 366.85 acre tract of property (the “Dix Prospect”), in San Patricio County, Texas. As of July 31, 2013, we incurred $76,938 in acquisition and land costs. In February 2013, we sold a 75% working interest in the prospect to partners on a third for a quarter basis, under which the 75% interest holders will carry 25% of the working interest to the casing point of the initial well drilled on the prospect. In January 2013, we sold 2% of our 25% carried working interest to Carter E&P, a company owned by our former Vice President of Operations (Steven Carter) and retained a 23% working interest which is carried to the casing point of the initial well.

Effective September 1, 2013, we conveyed our interest in the Dix, Melody, Curlee, Palacios and Illinois properties to Carter E&P, LLC (“Carter E&P”) in conjunction with our termination of Steven Carter as Vice President of Operations for $0 cash proceeds and the assumption of the abandonment liabilities of $4,381. In accordance with full cost rules, we recognized no gain or loss on the sale. During the year ended July 31, 2013, Carter E&P operated several properties onshore in South Texas, including our Barge Canal properties. Although he was not a related party after September 2013, we considered the transactions with his company during his tenure as an officer of the Company as related party transactions because they were not compensation transactions or entered into in the ordinary course of business, and because he was a related party at the time they occurred.

Effective on August 8, 2014, Pasquale V. Scaturro resigned as the Chief Executive Officer of the Company provided that on the same date Mr. Scaturro entered into a consulting agreement with the Company and agreed to provide the Company Geological and Geophysical consulting pertaining to the Company’s oil and gas concession in Namibia.  Pursuant to the agreement we are required to pay Mr. Scaturro $10,000 per month (for 12 months) and provide him a success fee of $250,000 upon the sale or joint venture of the Company’s Owambo Concession in Namibia. The agreement had a 180 day term, renewable thereafter in 30 day periods for an additional 180 days, provided such agreement was terminated in connection with the settlement agreement discussed below.

In November 2014, Pasquale V. Scaturro, the Company’s former Chief Executive Officer and Kent P. Watts, the Company’s current Chief Executive Officer and Chairman, entered into a stock purchase agreement, which was amended in December 2014, at which time certain of the adult children of Mr. Watts became party to the agreement.  Pursuant to the agreement, Mr. Watts and his children agreed to sell Mr. Scaturro the outstanding capital stock of a company which they owned which is located in Namibia which owns real estate, in consideration for 475,000 shares of common stock held by Mr. Scaturro (deliverable in tranches between December 2014 and April 2015, of which an aggregate of 75,000 had been delivered as of the Record Date) to be transferred to Mr. Watts’ children and a promissory note in the amount of $475,000 payable to Mr. Watts.  Additionally, Mr. Scaturro also entered into a lock-up agreement, whereby he agreed to sell a maximum of 500 shares of the Company’s common stock which he holds or may hold in the future, per day, until the listing by the Company on a national exchange or NASDAQ, and thereafter to sell 5% of the ten day moving volume weighted average of shares per day, during the 24 months following the date of the December agreement.  Mr. Scaturro’s ownership only takes into account the 75,000 shares transferred as of the Record Date. Subsequently, Kent P. Watts assigned his rights under the lock-up agreement to the Company and a lawsuit was filed by the Company seeking damages for Mr. Scaturro’s breach of contract.  In July 2015, the parties entered into a settlement agreement whereby Mr. Scaturro agreed to transfer an aggregate of 2,327,500 shares of our common stock to Kent Watts, and an aggregate of 162,500 shares of our common stock to two children of Mr. Watts; Mr. Scaturro retained 307,058 shares (the “Remaining Shares”), all interests held by Mr. Watts’ children in the Namibia company were transferred to Mr. Scaturro, and the consulting agreement which was previously in place between the Company and Mr. Scaturro was terminated.  The parties also agreed to dismiss the lawsuit and cross and counter claims with prejudice and release each other from outstanding claims and causes of actions.  Finally, Mr. Scaturro agreed to sell no more than 500 of the Remaining Shares per day until December 18, 2016.

On March 5, 2015, we sold a Secured Convertible Promissory Note (the “Typenex Convertible Note”) to Typenex Co-Investment, LLC (“Typenex”) in the amount of $350,000. The Typenex Convertible Note was issued pursuant to the terms of a Securities Purchase Agreement dated as of the same date. The Typenex Convertible Note bears interest at the rate of 10% per annum (22% upon the occurrence of an event of default) and is due and payable in full on January 5, 2016. The Typenex Convertible Note provides for customary events of default such as failing to timely make payments under the Typenex Convertible Note when due. Additionally, upon the occurrence of certain fundamental defaults, as described in the Typenex Convertible Note, we are required to repay Typenex liquidated damages in addition to the amount owed under the Typenex Convertible Note.

We have the right to prepay the Typenex Convertible Note, pursuant to the terms thereof, at any time, provided we pay a prepayment amount of 125% of the then outstanding balance. The principal amount of the Typenex Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time. The conversion price of the Typenex Convertible Note is initially $2.25 per share, provided that if our market capitalization falls below $20 million (provided further that our current market capitalization is below $20 million), the conversion price becomes the lower of $2.25 per share and the average of the five lowest closing bid prices of our common stock on the twenty trading days immediately prior to such conversion date (the “Market Price”) multiplied by 80% (provided such percentage is subject to automatic reduction upon the occurrence of certain events, including among other things described in the Convertible Secured Note, a reduction by 5% in the event the Market Price is less than $0.75). The Typenex Convertible Note also includes anti-dilution rights in the event we sell or issue any securities with a price less than the applicable conversion price, subject to certain exceptions. The Typenex Convertible Note also includes various restrictions on our ability to enter into subsequent variable rate security transactions following the date thereof.

Beginning on the date that is six months after March 5, 2015, and continuing each month thereafter until maturity, we are required to prepay the Convertible Secured Note in cash or shares of our common stock (provided that upon the occurrence of certain defaults described in the Typenex Convertible Note we are only able to pay this amount in cash), an amount equal to the greater of (i) $70,000 and (ii) the outstanding balance of the Convertible Secured Note divided by the number of such required installment payments prior to the maturity date. Additionally, on the twentieth trading day following the date each tranche of installment shares becomes free trading we are required to issue Typenex additional shares of common stock if the applicable conversion price calculated on the true-up date is less than the original conversion price. At no time may the Typenex Convertible Note be converted into shares of our common stock if such conversion would result in Typenex and its affiliates owning an aggregate of in excess of 4.99% of the then outstanding shares of our common stock, provided such percentage increases to 9.99% if our market capitalization is less than $10 million, and provided further that Typenex may change such percentage from time to time upon not less than 61 days prior written notice to us.

We are subject to various fees and penalties under the Typenex Convertible Note for our failure to timely deliver shares due upon any conversion or installment payment.

As additional consideration for the loan evidenced by the Typenex Convertible Note, the Company granted Typenex a five year warrant to purchase 38,889 shares of our common stock at an exercise price of $2.25 per share (the “Warrant”) which number of shares and exercise price are subject to adjustment. The Warrant includes the same ownership limitation described above in connection with the Typenex Convertible Note. The Warrant includes cashless exercise rights.

The Warrant contains anti-dilution rights such that if we issue or sell or are deemed to issue or sell securities for less than the then applicable exercise price of the Warrant, subject to certain exceptions, the exercise price of the Warrant is reduced to such lower price and the number of shares of common stock issuable upon exercise of the Warrant increases, such that the aggregate exercise price payable upon exercise of the Warrant remains the same upon such anti-dilutive adjustment, up to a maximum of three times the current number of shares issuable upon exercise of the Warrant, subject to certain exceptions upon which there is no cap on the number of shares issuable upon exercise of the Warrant.

The amounts owed under the Typenex Convertible Note were secured by a Stock Pledge Agreement (the “Pledge Agreement”) whereby CW Navigation, Inc., a Texas corporation, a significant shareholder of the Company, which is beneficially owned by Christopher Watts, the nephew of Kent P. Watts, our Chief Executive Officer and Chairman (“CW Navigation”), pledged two million two hundred thousand (2,200,000) shares of our common stock held by CW Navigation as security for our obligations under the Typenex Convertible Note and related documents. Pursuant to the Stock Pledge Agreement, in the event the value (determined based on the average closing trade price for our common stock) of the pledged shares, for the immediately preceding three trading days as of any applicable date of determination, declines below $900,000 it constitutes a default of the Typenex Convertible Note and CW Navigation is required to pledge additional shares to bring the total value of such pledged shares (as calculated above) to $900,000.

Typenex also entered into a subordination agreement in favor of our senior lender, Shadow Tree Capital Management, LLC (“Shadow Tree”), to subordinate the repayment of the Typenex Convertible Note to amounts owed by us to Shadow Tree.

Convertible Promissory Note with Vis Vires Group

On March 31, 2015, we sold Vis Vires Group, Inc. (“Vis Vires”) a Convertible Promissory Note in the principal amount of $414,500 (the “Vis Vires Convertible Note”), pursuant to a Securities Purchase Agreement, dated and entered into on March 31, 2015. The Vis Vires Convertible Note bears interest at the rate of 8% per annum (22% upon an event of default) and is due and payable on April 2, 2016. The Vis Vires Convertible Note provides for customary events of default such as failing to timely make payments under the Vis Vires Convertible Note when due. Additionally, upon the occurrence of certain fundamental defaults, as described in the Vis Vires Convertible Note, we are required to repay Vis Vires liquidated damages in addition to the amount owed under the Vis Vires Convertible Note.

The principal amount of the Vis Vires Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time following the 180th day after the Vis Vires Convertible Note was issued. The conversion price of the Vis Vires Convertible Note is equal to the greater of (a) 50% multiplied by the average of the lowest five closing bid prices of our common stock during the fifteen trading days immediately prior to the date of any conversion; and (b) $0.00005.

The Vis Vires Convertible Note included a $9,500 original issue discount and we paid $5,000 of Vis Vires’s attorney’s fees in connection with the sale of the Vis Vires Convertible Note and as such, the net amount, before our expenses, that we received upon sale of the Vis Vires Convertible Note was $400,000.

We are required to keep reserved from our authorized but unissued shares of common stock 8 million shares of common stock issuable upon conversion of the Vis Vires Convertible Note at all times and if we fail to keep such amount reserved it is considered an event of default under the Vis Vires Convertible Note.

At no time may the Vis Vires Convertible Note be converted into shares of our common stock if such conversion would result in Vis Vires and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock.

We may prepay in full the unpaid principal and interest on the Vis Vires Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 110% to 135% of the then outstanding balance on the Vis Vires Convertible Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made.

We also deposited 750,000 shares of our common stock into escrow with Vis Vires’s counsel to secure the repayment of the Vis Vires Convertible Note, which shares are to be held in escrow and released to Vis Vires only upon the occurrence of an event of default under the Vis Vires Convertible Note.

We hope to repay the Vis Vires Convertible Note prior to any conversion.

Kirby Caldwell Note

On September 6, 2013, HCN sold 191,667 shares of the Company’s common stock to an employee of HCN in exchange for a note receivable in the amount of $1,000,000.  The Company acquired this receivable upon its acquisition of HCN.  The note is non-interest bearing and is payable only upon the sale of the common stock to a third party or the Company’s common stock being listed on either the NASDAQ market or NYSE stock exchange. We will receive 95% of the proceeds up to $1,000,000 if the underlying stock is sold to a third party. Within 90 days of our stock being listed on a major market or stock exchange, we will receive up to $1,000,000, or the note can be paid earlier at the discretion of the other party. We collected $675,000 in cash on this note receivable through July 31, 2014.  At July 31, 2013, these shares were classified as treasury stock within equity at the cost HCN obtained them from outside entities for services performed following the consolidation of comparative periods for acquired entities under common control.  These shares of common stock are held in the name of the investors and are beneficially owned by the investors and the shares are not retrievable by the Company.

Kent P. Watts Note

In November 2013, we issued a promissory note for funds received from Mr. Kent P. Watts, our Chairman and Chief Executive Officer, of $100,000.  Under the terms of the note, principal on the note was due after one year and incurred interest at 5% per annum payable on a monthly basis.  In April 2014, the Company entered into a new debt agreement whereby Mr. Watts agreed to loan the Company up to $600,000 at an interest rate of 6.25%.  The previous debt of $100,000 was rolled into this new note.  Additionally, we borrowed $200,000 from Mr. Watts during April 2014 and $300,000 from Mr. Watts in May 2014.  The total balance on the note was $600,000 as of January 31, 2015. Accrued interest is payable monthly beginning in May 2014, and beginning in August 2014 the principal is due in 36 monthly payments through July 2017.  The note is secured by the Company’s assets owned by GBE, subject to any other lien holder’s superior rights, if any.  As part of the financing agreement with Shadow Tree, this note has been subordinated, and no payments will be made until the Shadow Tree debt has been repaid.

Mr. Watts has agreed that in the event the Company should raise at least $10.5 million (not including his exchange of the rights to the Series A Preferred for Units) through the offering of Units (as described below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, page 42), he will convert the $600,000 promissory note into Units or Series B Convertible Preferred Stock, in his discretion, and the Company will be responsible for repaying any remaining amount (accrued interest for example) in cash.

Navigation Company Transfers

In December 2013, 175,000 shares from each of the Navigation Companies, for a total of 525,000 shares, was transferred to Geoserve Marketing LLC. The Navigation Companies are owned 100% by Christopher Watts, nephew of Kent P. Watts. Geoserve Marketing LLC is owned 100% by Michael Watts, brother of Kent P. Watts.

Review and Approval of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

In addition, our Code of Conduct (described above under “Code of Conduct” on page 13), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

Independent Directors

S. Chris Herndon is an independent director of our Company as provided in the listing standards of the NYSE MKT Equities Exchange (notwithstanding that our common stock is not currently listed on the NYSE MKT).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on the reports received by us and on the representations of certain of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the year ended July 31, 2014, except as follows:

Name	Number of forms filed late	Number of Transactions reported late

Kent P. Watts	2	3
Charles F. Dommer	1	1
Chistine P. Spencer	1	1
S. Chris Herndon	1	4
Kara Driver	1	2
Christopher Watts	1	2
Pasquale V. Scaturro	1	1
Tyler W. Moore	2	2
Jeremy Driver	1	1
Gregory M Larberg	1	1
Paul C. Schillmoller	2	3
KW Navigation Inc. (1)	2	3
CW Navigation Inc. (1)	2	3
KD Navigation Inc. (1)	2	3

Based solely on the reports received by us and on the representations of certain of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the year ended July 31, 2015, except as follows:

Name	Number of forms filed late	Number of Transactions reported late

Kent P. Watts	6	2
Pasquale Scaturro	4	0
S. Chris Herndon	5	0
KW Navigation Inc. (1)	1	0
CW Navigation Inc. (1)	1	0
KD Navigation Inc. (1)	1	0
Charles F. Dommer	1	0

(1)	Companies owned 100% by Christopher Watts, nephew of our current CEO and Chairman.

Pursuant to SEC rules, we are not required to disclose in this proxy statement any failure to timely file a Section 16(a) report that has been disclosed by us in a prior proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, two directors are to be elected to hold office until the 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Board of Directors has selected the following nominees for election: Kent P. Watts and S. Chris Herndon, both of whom are current members of the Board of Directors of our company.  If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

KENT P. WATTS (Age 56)
CHIEF EXECUTIVE OFFICER AND CHAIRMAN
Director since October 2013

Mr. Watts was appointed to the board of directors and as Chairman on October 11, 2013. On August 8, 2014, the Board of Directors appointed Mr. Watts as Chief Executive Officer. Mr. Watts is currently and has been Chairman and Chief Executive Officer of Hydrocarb Corporation since November 2009. Between June 1997 and October 2009 he was the founder, Chairman, and Chief Executive Officer for Hyperdynamics Corporation (OTCQX:HDY)(“Hyperdynamics”), an exploration and production company and prior to that an information technology services company. In 2006, Mr. Watts became the Founder and Chairman of American Friends of Guinea (AFG), a non-profit organization. He remains Chairman of AFG. Prior to June 1997, Mr. Watts served as Chairman, President and Chief Executive Officer of several companies in varying fields such as information technology services and computer manufacturing.  From 1983 to 1987 Mr. Watts provided advisory and public accountancy and advisory services. He holds a BBA from the University of Houston and he is a licensed Certified Public Accountant and Real Estate Broker in the State of Texas.

Director Qualifications:

Mr. Watts has extensive business experience as a successful entrepreneur and has been active in the oil and natural gas industry since 2002.  He has been the Chairman, board member, CFO, and Chief Executive of various public companies since 1996 and as founder, Chairman, and CEO, led Hyperdynamics Corporation to be listed on the NYSE MKT in 2005.  Between 2002 and 2006, he also led Hyperdynamics to acquire one of the largest exploration blocks ever off the coast of the Republic of Guinea in western Africa.  Mr. Watts left Hyperdynamics in 2009 to start Hydrocarb Corporation and secured a 21,000 square kilometer onshore block in Namibia in 2011.  Mr. Watts plays a key role in the executive management and implementation of strategic initiatives and problem resolution at the Company.  We believe that Mr. Watts is qualified to serve as a director.

S. CHRIS HERNDON (Age 54)
DIRECTOR
Director since October 2012

Mr. Herndon has been a director since October 11, 2012.  Mr. Herndon is an experienced financial and management professional with more than 30 years of experience. Currently, Mr. Herndon serves as Partner of Cyrus Partners, an investment company focusing on the energy, healthcare, and real estate sectors. Beginning in 2002 through 2011, Mr. Herndon served as Chief Financial Officer and Partner of AppOne, a financial technology company designed to serve the auto finance industry. From 1996 to 2001, Mr. Herndon served as CEO and Partner of The Mattress Firm, growing the organization from 100 stores to 275 stores before selling the firm to Bain Capital. Mr. Herndon was also a Registered Investment Advisor with Malachi Financial Services from 1994 to 1996. From 1983 to 1994, Mr. Herndon served as Chief Financial Officer and Controller of Duer Wagner and Co., an oil and gas operator in Texas. From 1982 to 1983 he served as a Public Accountant with Price Waterhouse.

Mr. Herndon is a graduate of Texas Christian University where he earned his Bachelor of Business Administration and Accounting, after which he became a Certified Public Accountant (CPA) in 1985. He is actively involved with several charities locally and internationally.

Director Qualifications:

Mr. Herndon has extensive experience in the business world in general. He also has extensive practical knowledge of doing business in Texas and the United States. In addition, we believe Mr. Herndon demonstrates personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of the Company’s stockholders.  As a result of the above, we believe that Mr. Herndon is qualified to serve as a director.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect The Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at two. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR ALL” OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2
AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 SHARES

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to increase the number of shares of our authorized common stock to 1,000,000,000 shares of common stock, $0.001 par value per share (the “Common Stock Amendment”).  We currently have 333,333,333 shares of common stock authorized, $0.001 par value per share.

If the amendment is approved by our stockholders at the Annual Meeting, we intend to file an amendment to our Articles of Incorporation with the Secretary of State of Nevada, substantially similar to the form of Appendix A attached hereto (provided that, if the Blank Check Preferred Amendment (as defined and described below in Proposal 3), the Series A Ratification (as defined and described below in Proposal 4), and/or the Series B Amendment (as defined and described below in Proposal 5) are each approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals) as soon as practicable following the Annual Meeting.

Reason for the Amendment

The Board believes that the Common Stock Amendment will be beneficial to the Company and its stockholders. Approval of the Common Stock Amendment would enable the Company to raise additional capital in meaningful amounts both now and in the future, as well as provide the necessary flexibility for the Company’s future contingencies and needs, which may include possible future financings, stock splits, business acquisitions, business combinations, stock distributions or equity incentives for employees, officers or directors.  These additional authorized shares would enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.  Furthermore, as described below under “Proposal 3 Amendment to Articles of Incorporation to Authorize 100,000,000 Shares of “Blank Check” Preferred Stock” – “Reasons for the Amendment” we have outstanding obligations to issue a significant number of additional shares of common stock.

The additional shares of common stock that will result from the increase in authorized shares, if the Common Stock Amendment is approved, will be available for issuance at the direction of the Board from time to time for proper corporate purposes, including raising additional capital. This could result in the Company issuing more shares of common stock without further stockholder approval or prior notice to stockholders, unless stockholder approval were specifically required by applicable law or the rules of any stock exchange, market or quotation system on which our securities may then be listed. In addition, existing holders of shares of common stock do not have and will not have preemptive rights under the Articles of Incorporation or otherwise to purchase any of such shares that may be issued by us. It is possible that shares of common stock may be issued at a time and under circumstances that may dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of shares presently held. In such an event, the equity interests of current stockholders may be significantly diluted.  The sale or resale of additional shares of our common stock also could cause the market price of our common stock to decline.

The Common Stock Amendment does not change the terms of our common stock or the par value thereof. The additional shares of common stock to be authorized by the Common Stock Amendment will have the same voting rights, the same rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The Common Stock Amendment also will not affect the rights of the holders of our currently outstanding common stock, except for incidental effects that would only occur as a result of future issuances of shares of common stock that would increase the number of shares of common stock outstanding, such as dilution of the earnings per share and dilution of voting rights of current holders of common stock.

Although the Company does plan to raise additional capital, as of the date on which this Proxy Statement is being mailed, there are no definite proposals in place with respect to any capital raising transaction involving the issuance of our common stock or preferred stock except as discussed below in Proposals 4 and 5, beginning on page 39 and 42, respectively. However, we may decide to seek additional equity or debt financing and/or divest of certain assets or businesses in order to provide additional working capital to sustain our operations.  The issuance of any shares of common stock or securities convertible into common stock in connection with any such financing may dilute the proportionate ownership and voting power of existing stockholders and depress the market price of our common stock. In addition to the above, in February and March 2015, we sold various convertible notes in the aggregate amount of approximately $1 million, which convert into shares of our common stock at a discount to the trading price of our common stock, and the conversion of such securities could cause significant dilution to existing shareholders, dilute the voting power of existing shareholders, and depress the market price of our common stock.

The availability of additional authorized but unissued shares of common stock may enable our Board to render it more difficult or discourage an attempt to obtain control of the Company, which may adversely affect the market price of our common stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interests of the Company, such shares could be issued by the Board without stockholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover, among other things. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

Approval of the filing of the Certificate of Amendment to increase our authorized shares of common stock requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the amendment to our Articles of Incorporation to increase the number of authorized shares of common stock of the Company to 1,000,000,000 shares, $0.001 par value per share.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 SHARES

PROPOSAL 3
AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE 100,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

Our Board of Directors has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to authorize up to 100,000,000 shares of “blank check” preferred stock (the “Blank Check Preferred Amendment”).

If the Blank Check Preferred Amendment is approved by our stockholders at the Annual Meeting, we intend to file an amendment to our Articles of Incorporation with the Secretary of State of Nevada, substantially similar to the form of Appendix B attached hereto (provided that, if the Common Stock Amendment, Blank Check Preferred Amendment, the Series A Ratification (as defined and described below in Proposal 4) and/or the Series B Amendment (as defined and described below in Proposal 5), are each approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals and provided further that Appendix B does not take into effect the Common Stock Amendment described above) as soon as practicable following the Annual Meeting.

Reason for the Amendment

Our Articles of Incorporation, as amended, currently authorize 333,333,334 shares of common stock, $0.001 value per share.  Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings.  Each stockholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

Our issued and outstanding securities, as of July 31, 2015, on a fully diluted basis, include the following:

•	23,039,089 shares of common stock; and
•	198,334 shares of common stock issuable upon the exercise of options to purchase shares of common stock at a weighted average exercise price of $6.52 per share; and
•	897,690 shares of common stock issuable upon the exercise of warrants to purchase shares of common stock at a weighted average exercise price of $1.84 per share.

Additionally, as of the date of this proxy statement we have approximately $5,000,000 in outstanding convertible notes, which have the right, subject to their individual terms, to convert into approximately 3,000,000 shares of our common stock at various conversion rates (including certain rates which fluctuate based on the closing prices of our common stock). Finally, as described in Proposal 6 below beginning on page 46, our Board of Directors has recently approved the issuance of up to 1,000,000 shares of common stock pursuant to the terms of our 2015 Stock Incentive Plan.

Upon the approval of the Blank Check Preferred Amendment by the stockholders of the Company and the filing of such amendment with the Secretary of State of Nevada, the Blank Check Preferred Amendment will authorize the designation and issuance of up to 100,000,000 shares of preferred stock, $0.001 par value of the Company.

The term “blank check” preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board of Directors.

As such, the Blank Check Preferred Amendment will also clarify that: shares of preferred stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company prior to the issuance of any shares thereof.  Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

Assuming the Blank Check Preferred Amendment is approved by stockholders at the Annual Meeting, the Board will be permitted to issue preferred stock from time to time in its sole discretion for any proper corporate purpose, including acquisitions of other businesses or properties and the raising of additional capital. Shares of preferred stock could be issued publicly or privately, in one or more series that could rank senior to our common stock with respect to dividends, voting rights and liquidation rights, have conversion or redemption rights, and/or other powers, preferences or privileges senior to our common stock. There are no present plans, understandings or agreements for, nor are we currently engaged in any negotiations that will involve, the issuance of preferred stock other than in connection with the Series A Preferred (as defined and described below in Proposal 4, provided the Company does not currently plan to issue any shares of Series A Preferred at this time) and the Series B Preferred (as defined and described in Proposal 5).

Notwithstanding the above, the Company anticipates undertaking a private offering to ‘accredited investors’ of a new series of preferred stock with substantially similar terms as the Series B Preferred Stock following the approval of this Proposal 3, provided no offering of preferred stock will commence until approval of the amendment of our Articles of Incorporation to add ‘blank check’ preferred stock as described in this Proposal 3, and the final terms of any future offering, if any, will be in the sole discretion of the Board of Directors. Provided further that in the event the Company obtains shareholder approval for Proposal 5 below (beginning on page 42), but not for the Blank Check Preferred Amendment described in this Proposal 3, the Company may undertake a further offering of Series B Preferred Stock.

The Board of Directors believes that the authorization of shares of preferred stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further stockholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company’s ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.

Effects of Blank Check Preferred Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock other than in connection with the Series A Preferred (as defined and described below in Proposal 4, provided the Company does not currently plan to issue any shares of Series A Preferred at this time) and the Series B Preferred (as defined and described in Proposal 5). Existing stockholders do not have preemptive rights with respect to future issuances of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board of Directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or “poison pill.”

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any current effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s stockholders might consider to be in their best interests.

Additionally, upon conversion of convertible preferred stock into shares of our common stock, the voting power and percentage ownership of holders of our common stock before such conversion would be diluted, and such issuances could have an adverse effect on the market price of our common stock.

Finally, in the event the Blank Check Preferred Amendment is approved by stockholders at the Annual Meeting, but the Series A Ratification (as defined in Proposal 4 below) and/or the Series B Preferred (as defined and described in Proposal 5), are not approved, the Board plans to file certificate of designations with the Secretary of State of Nevada in substantially the form of the Series A Designation (as defined in Proposal 4 below) and/or the Series B Designation (as defined in Proposal 5 below), as applicable, but in forms of designations authorized by the Board of Directors and not the stockholders of the Company, and designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock (described in greater detail under Proposal 4 below) and/or 35,000 shares of Series B Convertible Preferred Stock (described in greater detail under Proposal 5 below) based on the Board of Director’s authority to designate preferred stock as set forth in the Blank Check Preferred Amendment.

Other than the Series A Designation and the Series B Designation, the Board of Directors does not have any current plans to designate series of preferred stock as of the date of this proxy statement.

Notwithstanding the above, the Board is required to follow the requirements of the Nevada Revised Statues and the Board’s general fiduciary duties and obligations to the stockholders of the Company in connection with the Board’s designation of any shares of preferred stock.

Vote Required

Approval of the Blank Check Preferred Amendment requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the Blank Check Preferred Amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE 100,000,000 SHARES OF “BLANK CHECK” PREFERRED STOCK

PROPOSAL 4
APPROVAL OF THE DESIGNATION OF 10,000 SHARES OF SERIES A 7% CONVERTIBLE VOTING PREFERRED STOCK

Background

On December 2, 2013, the Board of Directors approved, and the Company filed a Certificate of Designation with the Secretary of State of Nevada to create a Series A 7% Convertible Voting Preferred Stock (“Series A Preferred”).  The designation authorized up to 10,000 shares of Series A Preferred. Pursuant to the designation, the Series A Preferred has a stated value of $400 per share, pays annual dividends at 7%, is convertible into the Company’s common stock (together with accrued and unpaid dividends), at the holder’s option, at a conversion rate of $6.00 per share, and is neither redeemable nor callable. The designation provides that the Series A Preferred stockholders may vote their common stock equivalent voting power (i.e., the number of shares of common stock which the Series A Preferred stock shares convert into).

On December 9, 2013 (“Acquisition Date”), we acquired Hydrocarb Corporation, a Nevada corporation (“HCN”) pursuant to a Share Exchange Agreement (the “Share Exchange”) dated November 27, 2013.  The purchase price was 8,396,667 shares of the Company’s common stock to HCN’s stockholders in exchange for 100% of the outstanding equity interest in HCN and 8,188 shares of the Series A Preferred to Kent P. Watts, our Chief Executive Officer and Chairman, a holder of convertible preferred stock in HCN in exchange of 100% of his preferred stock in HCN. At date of closing the 8,396,667 shares of common stock issued had a market valuation of $64,990,200 (based on closing of $7.74 on December 9, 2013) and the preferred stock had a value of $3,275,200 (8,188 shares at par value of $400 per share). With HCN, we acquired its 100% owned subsidiaries: Hydrocarb Namibia Energy (Pty) Limited, a Namibia Company and Hydrocarb Texas Corporation, a Texas Corporation; and its 95% owned subsidiary Otaiba Hydrocarb LLC, a UAE Limited Liability Company.

A total of 8,188 shares of Series A Preferred were issuable to Kent P. Watts, our Chief Executive Officer and Chairman, in connection with the acquisition of HCN, which had a face value of $3,275,000 ($400 x 8,188) and were convertible into (not withstanding any accrued and unpaid dividends) 545,867 shares of the Company’s common stock based on the $6 per share conversion price.  Such shares, when validly issued, would also have had the right to vote 545,867 voting shares, equal to approximately 2.4% of our outstanding voting shares as of the date of this proxy statement.

In connection with certain due diligence subsequently undertaken by the Company, it came to the attention of management, that although the Company previously believed, on advice of prior counsel, that the Board of Directors of the Company had the authority under the Company’s Articles of Incorporation, as amended, to unilaterally authorize preferred stock, including the designation of the Series A Preferred, that under applicable Nevada law, unless such preferred stock is specifically authorized in a Nevada corporation’s articles no preferred stock can be designated or issued.  As such, our Board of Directors did not have authority under the Articles of Incorporation, as amended, and applicable Nevada law to designate the Series A Preferred or to file such certificate of designations with the Secretary of State of Nevada. Consequently, we now believe that the Series A Preferred was never validly issued or outstanding and the filing of the Series A Preferred designation with the consent of the Board of Directors and without shareholder approval, was invalid and had no legal effect.

Notwithstanding the above, the documentation relating to the designation of the Series A Preferred was filed with and accepted by the Secretary of State of Nevada and the Company has previously been treating the Series A Preferred as validly issued and outstanding. For example, during the year ended July 31, 2014, Mr. Watts purportedly earned dividends of $150,548 on such securities and as of the date of the exchange by Mr. Watts of the right to receive the Series A Preferred (as described below) a total of $327,879 in dividends had accrued.

On June 10, 2015, with the approval of the Board of Directors of the Company (i.e., Mr. Watts personally, and Mr. Herndon), Mr. Watts exchanged all rights he had to the 8,188 shares of Series A 7% Convertible Voting Preferred Stock (which were required to have a face value of $3,275,200) pursuant to the terms of the Exchange Agreement, and accrued and unpaid dividends which would have been due thereunder, assuming such Series A 7% Convertible Voting Preferred Stock was correctly designated and issued at the time of the Exchange Agreement, totaling, $327,879, into 32 Units which the Company is in the process of offering in a private offering to ‘accredited investors’.  Specifically, as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, each ‘Unit’ consists of (a) 25,000 shares of the Company’s restricted common stock; and (b) Convertible Promissory Notes with a face amount of $100,000.  As such, Mr. Watts received an aggregate of 800,000 shares of common stock and a Convertible Promissory Note with an aggregate principal amount of $3.2 million and a maturity date of June 10, 2018.  The Convertible Note is convertible into common stock of the Company at any time at Mr. Watt’s option at a conversion price of $4 per share, and is automatically convertible into shares of Series B Convertible Preferred Stock of the Company upon designation of such Series B Convertible Preferred Stock with the Secretary of State of Nevada (as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, page 42).  The Convertible Note accrues interest, quarterly in arrears, which accrued interest is added to the principal balance of the Convertible Note until the earlier of (a) the date the Convertible Note is converted into Series B Preferred Stock; and (b) January 31, 2016 (provided that after January 31, 2016, interest is payable quarterly in arrears in cash). The interest rate of the Convertible Note fluctuates each calendar quarter equal to the WTI Interest Rate as described in greater detail below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, beginning on page 42. Any amounts not paid under the Convertible Note when due accrue interest at the rate of 12% per annum until paid in full.

Notwithstanding the exchange, as described above, by Mr. Watts of his right to receive the Series A 7% Convertible Voting Preferred Stock for Units, we believe it is prudent for the shareholders of the Company to have a right to approve and ratify the original terms of the Series A 7% Convertible Voting Preferred Stock in an effort to limit liability and ratify, to the extent possible, the previously contemplated issuance of Series A 7% Convertible Voting Preferred Stock in connection with the Exchange Agreement.

What Are Stockholders Being Asked to Approve?

Due to the fact that the Company now believes that the Series A Preferred was never validly issued or outstanding and the filing of the Series A Preferred designation with the consent of the Board of Directors and without stockholder approval, was invalid and had no legal effect, the Company is requesting stockholders to approve the designation of the Series A Preferred as previously attempted to be designated by the Board of Directors in December 2013.

Assuming approval by the stockholders of the designation of such Series A Preferred at the Annual Meeting (the “Series A Ratification”), the Company plans to amend the Articles of Incorporation of the Company by filing the designation of a Series A 7% Convertible Voting Preferred Stock of the Company in substantially the form of Appendix C attached hereto (the “Series A Designation”) with the Secretary of State of Nevada (provided that, if any or all of the Common Stock Amendment, Blank Check Preferred Amendment, Series B Amendment (as defined and described below in Proposal 5) and the Series A Ratification, are approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals).  Prior to the date of the Annual Meeting, the Company plans to file a Certificate of Correction with the Secretary of State of Nevada to remove and rescind the previous incorrect and invalid designation of the Series A Preferred which was filed with the Secretary of State of Nevada on December 2, 2013.

What Risks Are Associated With The Prior Failure To Designate Series A Preferred?

While the approval by stockholders of the Series A Ratification and the filing of the Series A Designation with the Secretary of State of Nevada will not change the fact that such Series A Preferred was originally incorrectly designated by the Board of Directors, or that such prior designation had no legal force or effect; because Mr. Watts has since exchanged his rights to receive the Series A Preferred stock he was due pursuant to the Exchange Agreement, for Units (as described above and below under “Proposal 5 - Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, beginning on page 42); due to the fact that the prior filing of the Series A Preferred designation and actions taken in connection therewith were on advice of prior counsel and made in good faith, and due to the fact that our current Chief Executive Officer, Mr. Watts, was to be the sole recipient of the Series A Preferred, we believe that our liability to Mr. Watts for our failure to properly designate and issue such Series A Preferred stock is minimal.

Notwithstanding the proposed Series A Ratification and Mr. Watts’ exchange of his rights to receive the Series A Preferred for Units (as described above), due to the fact that we believe that the prior December 2013 designation and issuance of the Series A Preferred was invalid, we could be forced to amend and restate our prior SEC filings and financial statements from December 2013 to the date of the Series A Ratification, to clarify the fact that such Series A Preferred stock was never validly outstanding or issued. Furthermore, the fact that certain of our corporate actions were not affected properly, the perception in the marketplace that such corporate actions were not affected properly, or uncertainties associated therewith, could raise questions about our corporate governance and controls and procedures and result in the trading value of our common stock, if any, being lower than companies without similar issues.

Finally, in the event the Blank Check Preferred Amendment (as defined in Proposal 3 above) is approved by stockholders at the Annual Meeting, but the Series A Ratification is not approved, the Board plans to file a certificate of designations with the Secretary of State of Nevada in substantially the form of the Series A Designation (but in a form of designation authorized by the Board of Directors and not the stockholders of the Company), and designate 10,000 shares of Series A 7% Convertible Voting Preferred Stock based on the Board of Director’s authority to designate preferred stock as set forth in the Blank Check Preferred Amendment.

Vote Required

Approval of the Series A Ratification requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the Series A Ratification.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DESIGNATION OF 10,000 SHARES OF SERIES A 7% CONVERTIBLE VOTING PREFERRED STOCK

PROPOSAL 5
APPROVAL OF THE DESIGNATION OF 35,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK

Background

Beginning around June 10, 2015, the Company began a private placement offering, to only ‘accredited investors’, of units, each consisting of (a) 25,000 shares of the Company’s restricted common stock (the “Offering Shares”); and (b) Convertible Promissory Notes with a face amount of $100,000 (the “Convertible Notes” and together with the Offering Shares, the “Units” and such offering, the “Unit Offering”).  The Company is selling up to $15,000,000 in Units in connection with the Unit Offering (150 Units). The Convertible Notes contain a 25% original issue discount, and as such the total amount of the purchase price of each Unit attributable to the Convertible Notes which make up each Unit is $75,000 and the total amount of the purchase price of each Unit attributable to the Offering Shares is $25,000.  As of the date of this proxy statement, the Company had sold 0.5 Units (provided that there are 32.5 Units currently outstanding when including the 32 Units issued to Mr. Kent Watts as described in greater detail below).

Each Convertible Note has a maturity date of three years from its issuance date, is convertible into common stock of the Company at any time at the option of the holder at a conversion price of $4 per share, and is automatically convertible into shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) of the Company upon designation of such Series B Convertible Preferred Stock with the Secretary of State of Nevada (as described in greater detail below).  The Convertible Notes accrue interest, quarterly in arrears, which accrued interest is added to the principal balance of the Convertible Notes until the earlier of (a) the date the Convertible Notes are converted into Series B Preferred Stock; and (b) January 31, 2016 (provided that after January 31, 2016, interest is payable quarterly in arrears in cash).  The interest rate of the Convertible Notes fluctuates each calendar quarter, based on an annualized percentage interest rate equal to the average of the closing spot prices for West Texas Intermediate crude oil on each trading day during the immediately prior calendar quarter divided by ten, plus two (the “WTI Interest Rate”). For example, if the average quarterly closing spot Price was $60 for the prior quarter, the applicable interest rate for the next quarter would be 8% per annum ($60 / 10 = 6 + 2 = 8%). Notwithstanding the above, in the event that the average quarterly closing spot price is $40 or less, the interest rate for the applicable following quarter is 0%.  Any amounts not paid under the Convertible Notes when due accrue interest at the rate of 12% per annum until paid in full.

Automatically, upon the designation, either by the shareholders, pursuant to their approval of this Proposal 5, or by the Board of Directors of the Company, provided that Proposal 3 is approved, but this Proposal 5 is not, of the designation of the Series B Preferred Stock (which will be in substantially the form of Appendix D attached hereto) with the Secretary of State of Nevada, all outstanding principal and accrued interest on the Convertible Notes converts into shares of the Series B Preferred Stock, based on the face value of such Series B Preferred Stock, $1,000 per share, with any remaining fractional amount payable in cash.

Shareholders are being asked, pursuant to this Proposal 5, to approve an amendment to our Articles of Incorporation, in substantially the form of Appendix D hereto, to designate a total of 35,000 shares of Series B Preferred Stock.  The Series B Preferred Stock have a face value of $1,000, and accrue a quarterly dividend (based on each calendar quarter), beginning on the first day of the first full month following the initial issuance date of the Series B Preferred Stock, equal to the WTI Interest Rate multiplied by the face value.  Until the end of the third calendar quarter following the initial issuance date (the “Accrual Period”), dividends accrue and are paid in additional shares of Series B Preferred Stock based on the face value of the Series B Preferred Stock (provided that any dividends representing less than the face value accrue until the next period (if they then total the face value of one share of Series B Preferred Stock) or the end of the Accrual Period when they are payable in cash).  Any dividends not paid when due accrue interest at the rate of 12% per annum until paid in full.

The Series B Preferred Stock has the right to participate in dividends and other non-stock distributions of the Company as if such Series B Preferred Stock had previously been converted into common stock.  The Series B Preferred Stock contains a liquidation preference equal to its face value, which takes priority over the securities of the Company other than, the Series A Preferred Stock, amounts owed by the Company to Shadow Tree Capital Management, LLC, and other lenders under the Company’s senior credit facility, as well as any future debt used to refinance, repay or supplement the senior credit facility, capital leases, senior debt in place as of the original issuance date of the Series B Preferred Stock and any other securities which the Company may determine to provide first priority interests to in the event of a liquidation of the Company, provided that the Series B Preferred Stock shall always have a liquidation preference over the common stock.

Each Series B Preferred Stock share is convertible, at any time, at the option of the holder, into 250 shares of common stock, and all accrued and unpaid dividends are convertible into common stock of the Company at the option of the holder at any time, at the rate of $4 per share.  Each Series B Preferred Stock share votes together with the common stock on all shareholder matters, and not as a separate class, and has the right to vote 250 voting shares on all shareholder matters. The Series B Preferred Stock and any and all accrued and unpaid dividends thereon also automatically convert, upon the Company’s common stock (as adjusted for stock splits and similar events) closing at or above $7 per share for a period of at least thirty consecutive trading days, into shares of common stock in an amount equal to (i) the number of shares of Series B Preferred Stock held by each holder multiplied by the face value of the Series B Preferred Stock ($1,000 per share), plus (ii) any and all accrued dividends, divided by the conversion price ($4 per share).  The Series B Preferred Stock contains no preemptive rights.  The Series B Preferred Stock has no redemption rights, provided the Company is able, pursuant to the terms of the Series B Preferred Stock to negotiate, from time to time, mutually agreeable redemption terms with any or all of the Series B Preferred Stock holders (which terms and conditions need not be consistent from holder to holder).

In the event all designated shares of Series B Preferred Stock are issued, and notwithstanding any accrued and unpaid dividends on the Series B Preferred Stock, which in the event of an automatic conversion are payable in shares of common stock, a total of 8,750,000 shares of common stock are potentially issuable upon conversion of the Series B Preferred Stock, which if issued, will cause substantial dilution to existing shareholders.

So long as any shares of Series B Preferred Stock are outstanding, the Company cannot, without first obtaining the approval of the holders of a majority in interest of the Series B Preferred Stock, voting together as a single class (a) effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred Stock (except in connection with a recapitalization which effects the conversion price of the Series B Preferred Stock and/or a combination in which the holders of the Series B Preferred Stock have the right to participate on an as-converted basis); (b) effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred Stock (except in connection with a recapitalization which effects the conversion price of the Series B Preferred Stock and/or a combination in which the holders of the Series B Preferred Stock have the right to participate on an as-converted basis); (c) alter or change the rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely the shares of such series; or (d) amend or waive any provision of the Company’s Articles of Incorporation or Bylaws relative to the Series B Preferred Stock so as to affect adversely the shares of Series B Preferred Stock.

In addition to the automatic conversion of the outstanding Convertible Notes into shares of Series B Preferred Stock as described above, following the approval of Proposal 3 of this proxy statement, the Company anticipates undertaking a private offering to ‘accredited investors’ of approximately 20,000 additional shares of a new series of preferred stock with substantially similar terms as the Series B Preferred Stock, provided no offering of preferred stock will commence until approval of the amendment of our Articles of Incorporation to add ‘blank check’ preferred stock as described in Proposal 3 above, page 35, and the final terms of any future offering, if any, will be in the sole discretion of the Board of Directors.  Provided further that in the event the Company obtains shareholder approval for this Proposal 5, but not for the Blank Check Preferred Amendment described in Proposal 3 (beginning on page 35), the Company may undertake a further offering of Series B Preferred Stock.

On June 10, 2015, with the approval of the Board of Directors of the Company (i.e., Mr. Watts personally, and Mr. Herndon), Mr. Watts exchanged all rights he had to the 8,188 shares of Series A 7% Convertible Voting Preferred Stock (which were required to have a face value of $3,275,200) pursuant to the terms of the Exchange Agreement (as described in greater detail above under “Certain Relationships and Related Party Transactions” - “HCN Acquisition; Series A Preferred Stock; Unit Conversion” on page 21), and accrued and unpaid dividends which would have been due thereunder, assuming such Series A 7% Convertible Voting Preferred Stock was correctly designated and issued at the time of the Exchange Agreement, totaling, $327,879, into 32 Units. Specifically, Mr. Watts received an aggregate of 800,000 shares of common stock and a Convertible Promissory Note with an aggregate principal amount of $3.2 million and a maturity date of June 10, 2018.

Finally, Mr. Watts has agreed that in the event the Company should raise at least $10.5 million through the Unit Offering (not including his exchange of the rights to the Series A Preferred for Units), he will convert the $600,000 promissory note he is owed (as described in greater detail above under “Certain Relationships and Related Party Transactions” - “Kent P. Watts Note”) into Units or Series B Convertible Preferred Stock, in his discretion, and the Company will be responsible for repaying any remaining amount (accrued interest for example) in cash.

What Are Stockholders Being Asked to Approve?

The Company is requesting stockholders to approve the designation of the Series B Preferred Stock as set forth above, and in greater detail in Appendix D.

Assuming approval by the stockholders of the designation of such Series B Preferred Stock at the Annual Meeting (the “Series B Amendment”), the Company plans to amend the Articles of Incorporation of the Company by filing the designation of the Series B Convertible Preferred Stock of the Company in substantially the form of Appendix D attached hereto (the “Series B Designation”) with the Secretary of State of Nevada (provided that, if any or all of the Common Stock Amendment, Blank Check Preferred Amendment, Series A Ratification and the Series B Amendment, are approved by stockholders at the Annual Meeting, we may file a single amendment for all or any combination of those Proposals).

What Risks Are Associated With The Failure To Designate The Series B Preferred Stock?

In the event the Series B Preferred Stock is not approved, the Convertible Notes will remain outstanding, and while the Convertible Notes have substantially similar terms as the Series B Preferred Stock, the Convertible Notes do not include a liquidation preference, certain protective provisions (as described above), and do not include a provision providing for a portion of accrued dividends to be paid in additional shares of Series B Preferred Stock, which provisions the Series B Preferred Stock has as described above.  Additionally, while the Convertible Notes will be disclosed on our balance sheet as a liability, it is our belief, subject to final approval of our independent auditors, that the Series B Preferred Stock will be disclosed on our balance sheet as equity. Therefore, the failure to approve the Series B Preferred Stock, and the failure to accomplish the conversion of the Convertible Notes to Series B Preferred Stock as described above, will likely result in us carrying a significant additional amount of debt on our balance sheet.

In the event the Blank Check Preferred Amendment (as defined in Proposal 3 above) is approved by stockholders at the Annual Meeting, but the Series B Amendment is not approved, the Board plans to file a certificate of designations with the Secretary of State of Nevada in substantially the form of the Series B Designation (but in a form of designation authorized by the Board of Directors and not the stockholders of the Company), and designate 35,000 shares of Series B Convertible Preferred Stock based on the Board of Director’s authority to designate preferred stock as set forth in the Blank Check Preferred Amendment, which designation by the Board of Directors will trigger the automatic conversion of the outstanding Convertible Notes (sold as part of the Units) into shares of Series B Convertible Preferred Stock.

Vote Required

Approval of the Series B Amendment requires the affirmative vote of a majority of the shares of the Company’s common stock issued and outstanding as of the Record Date.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the approval of the Series B Amendment.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DESIGNATION OF 35,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK

PROPOSAL 6
RATIFICATION OF THE COMPANY’S 2015 STOCK INCENTIVE PLAN

On August 17, 2015, the Company’s Board of Directors adopted the Company’s 2015 Stock Incentive Plan (the “2015 Plan”). The 2015 Plan is designed to help attract and retain for the Company, personnel of superior ability for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

The following is a summary of the principal features of the 2015 Plan. This summary does not purport to be a complete description of all of the provisions of the 2015 Plan. It is qualified in its entirety by reference to the full text of the 2015 Plan, which has been filed with the SEC with this proxy statement as Appendix E.

Purpose

The 2015 Plan provides an opportunity for any employee, officer, director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations provided by federal or state securities laws and the terms of the 2015 Plan, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion deems relevant.

Shares Available Under the 2015 Plan

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2015 Plan is one million shares.

If an award granted under the 2015 Plan entitles the holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the 2015 Plan. As a result, the shares available for granting future awards under the 2015 Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the 2015 Plan in connection with awards previously granted under such 2015 Plan will again be available for awards under the 2015 Plan as follows:

•	shares of our common stock delivered by a participant as full or partial payment to us of the purchase or exercise price relating to an award or in connection with the satisfaction of tax obligations relating to an award will again be available for awards other than incentive stock options; and

•	shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

The shares available for awards under the 2015 Plan will be authorized but unissued shares of our common stock or shares acquired in the open market or otherwise.

Administration

The 2015 Plan is administered by either (a) the Compensation Committee of the Company (if designated by the Board of Directors); or (b) the entire Board of Directors of the Company, as determined from time to time by the Board of Directors (the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2015 Plan, to select the eligible persons who will receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2015 Plan.

Eligibility

Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the 2015 Plan. Incentive stock options may be granted under the 2015 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2015 Plan. The grant of any incentive stock options under the 2015 Plan is subject to the approval of the 2015 Plan by our stockholders within 12 months of the approval of the 2015 Plan by our Board of Directors.

Option Terms

Stock options may be granted by the Administrator and may be either non-qualified (nonstatutory) stock options or incentive stock options. The Administrator, in its sole discretion, will determine the exercise price of any options granted under the Plan which exercise price will be set forth in the agreement evidencing the option, provided however that at no time will the exercise price be less than the $0.001 par value per share of the Company’s common stock. Stock options are subject to the terms and conditions, including vesting conditions, set by the Administrator (and incentive stock options are subject to further statutory restrictions that will be set forth in the grant agreement for those options). The exercise price for all stock options granted under the 2015 Plan will be determined by the Administrator, except that no incentive stock options can be granted with an exercise price that is less than 100% of the fair market value of the Company’s common stock on the date of grant. Further, stockholders who own greater than 10% of the Company’s voting stock will not be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant.

The term of all stock options granted under the 2015 Plan will be determined by the Administrator, but the term of an incentive stock option may not exceed 10 years (five years for incentive stock options granted to stockholders who own greater than 10% of the Company’s voting stock). Each stock option gives the grantee the right to receive a number of shares of the Company’s common stock upon exercise of the stock option and payment of the exercise price. The exercise price may be paid in cash or if approved by the Administrator, shares of the Company’s common stock. The Administrator may also permit other ways for a grantee to pay the exercise price.

Options granted under the 2015 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option. The Administrator may grant nonstatutory stock options that are transferable to the extent provided in the applicable written agreement.

Incentive stock options granted under the 2015 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2015 Plan are not intended to qualify as incentive stock options under the Code.

Terms of Restricted Stock Awards and Stock Awards

The Administrator may issue shares of restricted stock under the 2015 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. Restricted shares are shares of the Company’s common stock that may (but are not required to be) forfeitable until the applicable restrictions lapse. The Administrator will determine the restrictions for each award and the restrictions may be based on the passage of time or the achievement of specific performance goals. If the performance goals are not achieved or the restrictions do not lapse within the time period provided in the award agreement, the grantee will forfeit his or her restricted shares. Unless the Administrator determines otherwise, a grantee will have stockholder rights with respect to his or her restricted shares, including the right to vote the shares and receive dividends on them. Any stock dividends on restricted shares are subject to the same restrictions that apply to those restricted shares. Generally, in the event a recipient’s employment or service with our company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our company in accordance with such restricted stock agreement.

The Administrator determines how any awards granted under the 2015 Plan will vest.

Additionally, common stock may be issued as stock awards or performance shares pursuant to the 2015 Plan without vesting restrictions or with such restrictions as determined by the Administrator in its sole discretion.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Terms of Performance Shares

The Administrator, in its sole discretion, may from time to time award performance shares to eligible persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company. The Administrator may determine the terms and conditions of any award of performance shares, which will be set forth in the related award agreement, including without limitation: (a) the purchase price, if any, to be paid for such performance shares, which may be zero, subject to such minimum consideration as may be required by applicable law; (b) the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such awards; (c) the number of performance shares that will be paid to the participant if the applicable Performance Objectives are exceeded or met in whole or in part; and (d) the form of settlement of a performance share. Each performance share will have a value equal to the fair market value of a share of common stock.

Performance Periods may overlap, and participants may participate simultaneously with respect to performance shares for which different Performance Periods are prescribed.  Performance Objectives may vary from participant to participant and between awards and will be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period any significant events occur which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

In the sole discretion of the Administrator and as set forth in the award agreement for an award of performance shares, all performance shares held by a participant and not earned will be forfeited by the participant upon the participant’s termination of service with the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of performance shares, in the event of the death, disability or retirement of a participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such performance shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the participant was employed by the Company or an affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such performance shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

The settlement of a performance share can be made in cash, whole shares of common stock or a combination thereof and will be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a participant to defer payment in settlement of performance shares on terms and conditions approved by the Administrator and set forth in the related award agreement entered into in advance of the time of receipt or constructive receipt of payment by the participant.

Performance shares are not transferable by the participant. The Administrator has the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of common stock that are delivered to a participant in settlement of any performance shares.

Tax Withholding Adjustments

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Restrictions on Transfer

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an incentive stock option. The Administrator may grant nonstatutory stock options, and performance shares that are transferable to the extent provided in the applicable written agreement. Rights to acquire shares of common stock under the restricted stock purchase or grant agreement are transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as the Administrator may determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Termination of Service

With respect to incentive stock options granted under the 2015 Plan, unless the applicable award agreement provides otherwise, in the event of a grantee’s termination of service due to his or her death or disability, that the grantee’s stock options will vest in their entirety and remain exercisable until one year after such termination of service (but not beyond the original term of the stock option); and thereafter, all stock options will be cancelled and forfeited to the Company. Except as set forth above, the incentive stock options will lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2015 Plan, or within such period following a termination of service as is determined by the Administrator and set forth in the related award agreement; provided, further, that such period will not exceed the period of time ending on the date three (3) months following a termination of service.

Non-incentive stock options are governed by the related award agreements and have such terms as determined by the Administrator.

In the sole discretion of the Administrator, all shares of restricted stock held by a participant and still subject to restrictions may be forfeited by the participant upon the participant’s termination of service and may be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an award agreement with respect to an award of restricted stock, in the event of the death, disability or retirement of a participant during the restriction period, or in other cases of special circumstances (including hardship or other special circumstances of a participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such participant’s restricted stock, if it finds that a waiver would be appropriate.

Duration; Amendment; Termination of Plan

The 2015 Plan will automatically terminate on the 10th anniversary of the 2015 Plan (August 17, 2025). However, prior to that date, the Company’s Board of Directors may amend or terminate the 2015 Plan as it deems advisable, but it cannot adopt an amendment if it would (1) without the grantee’s consent, materially and adversely affect that grantee’s award; or (2) without stockholder approval, increase the number of shares of the Company’s common stock that can be awarded under the 2015 Plan. The Board is permitted to amend the terms and provisions of outstanding awards if the amended terms and provisions would have been permissible when the award was granted, including extensions of the exercise period and acceleration of the vesting schedule of such awards. However, no such action may (1) materially and adversely affect the rights of any grantee with respect to outstanding awards without his or her written consent or (2) cause an award intended to qualify as performance-based compensation under Section 162(m) of the Code to cease being qualified as that type of compensation.

Our Board may submit any other amendment to the 2015 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Effect of Certain Corporate Events

Adjustments. In the event of (1) changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any award or (2) any change in applicable laws or any change in circumstances that results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, grantees, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2015 Plan, the Administrator may adjust or substitute awards as it determines equitable.

Change in Control Treatment. Upon the occurrence of:

(i)            the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)            the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)            in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options will become immediately exercisable in full, subject to any appropriate adjustments, and will remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested and all such restrictions will be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant will, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option will then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option will then be so exercised.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and our company with respect to participation in the 2015 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2015 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a committee solely comprising “outside directors” (as defined in the 2015 Plan) and, among other things, the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant. Awards to purchase restricted stock under the 2015 Plan will not qualify as performance-based compensation under the Treasury Regulations issued under Section 162(m).

Securities issued and granted under 2015 Plan

As of the date of this proxy filing, no awards have been made under the 2015 Plan.

Vote Required

Ratification of the 2015 Plan is effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote, provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of the 2015 Plan will have the effect of a vote against ratification of this appointment.  Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the 2015 Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE 2015 STOCK INCENTIVE PLAN.

PROPOSAL 7
RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent auditors for the fiscal year ended July 31, 2016, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

AUDIT FEES

The Company previously appointed MaloneBailey as the Company’s independent auditors to audit the consolidated financial statements of the Company for the fiscal years ended July 31, 2014 and July 31, 2013.

The following table presents fees for professional audit services performed by MaloneBailey, LLP for the audit of our annual financial statements for the fiscal years ended July 31, 2015, 2014 and 2013.

Year Ended July 31,	2015	2014	2013

Audit Fees	$117,450	$167,500	$103,000
Audit -Related Fees	-	-	1,500
Other	-	-	-
Tax Fees	10,000	-	19,319
Total	$103,450	$167,500	$123,819

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category. Specifically, during the year ended July 31, 2013, the independent auditor billed $1,500 for services provided in conjunction with responding to an SEC comment letter.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Policy on Pre-Approval of Services Performed by Independent Auditors

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit related, provided to us by our independent registered public accounting firm for 2014 and 2013.

In order to assure continuing auditor independence, the Board of Directors periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of MaloneBailey as the Company’s independent auditor for the year ended July 31, 2016. While the Board of Directors is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Board is requesting, as a matter of policy, that the stockholders ratify the appointment of MaloneBailey as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote, provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of MaloneBailey.

The Board is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Board may reconsider this appointment. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPOINTMENT OF MALONEBAILEY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED JULY 31, 2016.

PROPOSAL 8
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board intends to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 14) and the accompanying compensation tables and narratives (beginning on page 14).

As described under “Executive Compensation”, our Board of Directors, which includes one independent director and one non-independent director, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Board is guided by the following key principles in determining the compensation of our executive officers:

•	Competition Among Peers. The Board believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

•	Accountability for Our Performance. The Board also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

•	Accountability for Individual Performance. In addition, the Board believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

•	Alignment with Stockholder Interests. Moreover, the Board believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2015 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in Proposal 9 - Non-binding Advisory Vote on the Frequency of Holding Advisory Votes on Executive Compensation, below (page 57)) is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board, nor will the outcome of the vote require the Board to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board, or creating or implying any additional fiduciary duty of the Board. However, the Board will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 9
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF
HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., ”Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board recommends that an advisory vote on the compensation of our named executive officers be held every three years. An advisory vote every three years will be the most effective timeframe for the Company to respond to stockholders’ feedback and provide the Company with sufficient time to engage with stockholders to understand and respond to the vote results. The Company also believes a triennial vote would align more closely with the multi-year performance measurement cycle the Company uses to reward long-term performance. Our executive compensation programs are based on our long-term business strategy, which is more appropriately reflected with a three year timeframe. However, the Board recognizes that our stockholders may elect to hold advisory votes on executive compensation more frequently than every three years (i.e., every one year or every two years). Therefore, the Board seeks input from our stockholders regarding the frequency of holding advisory votes on executive compensation.

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote (i.e., a plurality of such votes) will be considered approved by the Company’ stockholders, provided that the final vote will not be binding on us and is advisory in nature. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares necessary for approval.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “3 YEARS” as to the frequency of holding advisory votes on executive compensation.

As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board, whether or not it is approved by the aforementioned voting standard. In evaluating the vote on this proposal, the Board will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

   The Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every three years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2018 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “3 YEARS” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 10
ADJOURNMENT OF THE ANNUAL MEETING

The Company’s stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Annual Meeting, the Company’s stockholders may be asked to vote on the proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve one or more of the proposals, the Company’s stockholders may also be asked to vote on the proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if the Company’s stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

The Board of Directors believes that, if the number of shares of the Company’s common stock voting in favor of any of the proposals presented at the Annual Meeting is insufficient to approve a proposal, it is in the best interests of the Company’s stockholders to enable the Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Company in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned or postponed.

Vote Required

Authority to adjourn the Annual Meeting pursuant to this Proposal 10, to another place, date or time, if deemed necessary or appropriate, in the discretion of the Board of Directors, requires the vote of a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Annual Meeting.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the authority to adjourn the Annual Meeting pursuant to this Proposal 10.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADJOURNMENT OF THE ANNUAL MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

STOCKHOLDER PROPOSALS

Proposals for 2016 Annual Meeting of Stockholders and 2016 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2016 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 800 Gessner Road, Suite 201, Houston, Texas 77024, not earlier than the close of business on May 31, 2016, and not later than the close of business on June 30, 2016, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2016 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after September 28, 2016. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2016 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act.  The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Additionally, the Board will consider director candidates recommended by stockholders, provided stockholders include (a) as to each person whom the stockholder proposes for the Board to consider for nomination for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Board through other means.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website (http://www.hydrocarb.com) as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above.  Individuals may request a copy of such information by sending a request to the Company, Attn: Kathi Brogdon, Secretary, Hydrocarb Energy Corp., 800 Gessner Road, Suite 375, Houston, Texas 77024.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON:

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company, except for Kent P. Watts, who will receive shares of Series B Preferred, as discussed in Proposal 3 and 4, beginning on pages 35 and 39, respectively).

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Hydrocarb Energy Corp.
800 Gessner Road, Suite 375
Houston, Texas 77024

DOCUMENTS INCORPORATED BY REFERENCE

In accordance with Item 13(b)(2) of the SEC’s Schedule 14A, certain financial and other information required to be disclosed in connection with “Proposal 4 - Approval of the Designation of 10,000 Shares of Series A 7% Convertible Voting Preferred Stock” and “Proposal 5 Approval of the Designation of 35,000 Shares of Series B Convertible Preferred Stock”, on pages 39 and 42, respectively, of this proxy statement are incorporated by reference to the Company’s Annual Report and specifically to the sections included therein entitled as follows: (i) “Selected Financial Data”; (ii) “Financial Statements and Supplementary Data”; (iii) “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iv) “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”; and (v) “Quantitative and Qualitative Disclosures About Market Risk”.  We are delivering to security holders with this proxy statement the aforementioned information incorporated by reference in accordance with Item 13(b)(2) of Schedule 14A.

By Order of the Board of Directors,

Kent P. Watts, Chairman

Appendix A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is deleted and replaced in its entirety with the following:

“The total number of shares of stock that the Corporation shall have authority to issue is 1,000,000,000 shares of common stock, par value $0.001 per share.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                 %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

 5. Signature: (required)

X
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

A-1

Appendix B

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 is deleted and replaced in its entirety with the following:

“The total number of shares of stock that the Corporation shall have authority to issue is 433,333,333, consisting of 333,333,333 shares of common stock, par value $0.001 per share (“Common Stock”), and 100,000,000 shares of “blank check” preferred stock, par value $0.001 per share (“Preferred Stock”).

Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Corporation (“Board of Directors”) prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                 %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

B-1

5. Signature: (required)

X
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

B-2

Appendix C

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to include a new Section 3.1, relating to the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock as follows:

“3.1 DESIGNATION OF SERIES A 7% CONVERTIBLE VOTING PREFERRED STOCK

RESOLVED, that a Series A 7% Convertible Voting Preferred Stock, with a stated value of $400.00 per share (the “Preferred Stock”), is hereby authorized and created, said series to consist of up to 10,000 shares out of the authorized “blank check” preferred stock of the Corporation.  The voting powers, preferences, privileges, rights, and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof shall be as follows:

1.	DIVIDENDS ON PREFERRED STOCK.

The holders of Preferred Stock shall be entitled to receive out of funds legally available therefor, dividends at the rate of seven percent (7%) per year in cash, payable in arrears.  Any dividend payment that is missed shall be cumulative.  Dividends accrued and unpaid shall be based on a 365 day year.

2.	CONVERSION OF PREFERRED STOCK INTO COMMON STOCK.

(a)           Each holder of shares of Preferred Stock may, at his option and at any time and from time to time, convert any or all such shares, plus all dividends accrued and unpaid on such Preferred Stock up to the conversion date, on the terms and conditions set forth in this Section 2, into fully paid and non-assessable shares of the Corporation’s Common Stock.

(b)           Conversion Procedure.

(i)                Conversion of Preferred Stock.  To exercise the Preferred Stock conversion privilege, the holder of any shares of Preferred Stock shall surrender to the Corporation during regular business hours at the principal executive offices of the Corporation or at such other place as may be designated by the Corporation from time to time, the certificate or certificates for the Preferred Stock to be converted, duly endorsed for transfer to the Corporation accompanied by written notice stating that the holder irrevocably elects to convert such shares.  Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the “Conversion Date.”  Within five (5) business days after the date on which such delivery is made, the Corporation shall issue and send (with receipt to be acknowledged by the holder) to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share based on a deemed per share value of common stock of $6.00 per share of Common Stock (subject to equitable adjustments as discussed herein) as provided in paragraph (c) of this Section 2.  The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the shares of Preferred Stock have been converted on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open.  Upon conversion of only a portion of the number of shares of Preferred Stock represented by a certificate or certificates surrendered for conversion, the Corporation shall within three (3) business days after the date on which such delivery is made, issue and send (with receipt to be acknowledged by the holder) to the holder thereof, at the address designated by such holder, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate or certificates so surrendered.

(ii)          Conversion of dividends accrued and unpaid.  To exercise his conversion privilege for dividends accrued and unpaid, the holder of any shares of Preferred Stock shall deliver a notice to the Corporation during regular business hours at the principal executive offices of the Corporation or at such other place as may be designated by the Corporation from time to time, stating the dollar amount of dividends accrued and unpaid for his Preferred Stock accompanied by written notice stating that the holder irrevocably elects to convert such dividends accrued and unpaid.  Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the “Conversion Date.”  Within five (5) business days after the date on which such delivery is made, the Corporation shall issue and send (with receipt to be acknowledged) to the holder thereof, at the address designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled as a result of such conversion, and cash with respect to any fractional interest of a share based on a deemed per share value of common stock of $6.00 per share of Common Stock (subject to equitable adjustments as discussed herein) as provided in paragraph (c)(i) and (ii) of this Section 2.  The holder shall be deemed to have become a stockholder of record of the number of shares of Common Stock into which the dividends accrued and unpaid have been converted on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a stockholder of record of such shares on the next succeeding date on which the transfer books are open.

(c)           No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock or the dividends accrued and unpaid.  If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock or upon the conversion of dividends accrued and unpaid, the Corporation shall make a cash payment to the holder based on the deemed per share value of common stock of $6.00 per share (subject to equitable adjustments as discussed herein) of Common Stock.

(d)           The Corporation shall at all times reserve for issuance and maintain available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Preferred Stock from time to time outstanding.  The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Nevada, increase the authorized number of shares of its Common Stock if at any time the authorized number of shares of its Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Preferred Stock at the time outstanding and any dividends accrued and unpaid.

(e)           If any shares of Common Stock to be reserved for the purpose of conversion of shares of Preferred Stock require by law registration or listing with, or approval of, any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise, including registration under the Securities Act of 1933, as amended, and appropriate state securities laws, before such shares may be validly issued or delivered upon conversion, the Corporation will in good faith and as expeditiously as possible meet such registration, listing or approval, as the case may be.

(f)            All shares of Common Stock which may be issued upon conversion of the shares of Preferred Stock or dividends accrued and unpaid will, upon issuance by the Corporation, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

(g)          The Conversion Price in effect for Preferred Stock and the dividends accrued and unpaid shall be subject to adjustment from time to time as follows:

(i)                Stock Splits, Dividends and Combinations.  In the event that the Corporation shall at any time subdivide the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such subdivision shall be proportionately decreased, and in case the Corporation shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision.

(ii)               Non-Cash Dividends, Stock Purchase Rights, Capital Reorganization and Dissolutions.  In the event:

  (A)        that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

  (B)         that the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or other securities, or to receive any other rights; or

  (C)         of any capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock), consolidation or merger of the Corporation with or into another corporation, share exchange for all outstanding shares of Common Stock under a plan of exchange to which the Corporation is a party, or conveyance of all or substantially all of the assets of the Corporation to another corporation; or

  (D)         of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding Preferred Stock, at least 10 days prior to the date hereinafter specified, a notice stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which holders of Corporation securities of record shall be entitled to exchange their shares of Corporation securities for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, share exchange, conveyance, dissolution, liquidation or winding up.

3.	VOTING.

The shares of Preferred Stock vote their common stock equivalent voting power.

4.	LIQUIDATION RIGHTS.

(a)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Preferred Stock then outstanding shall be entitled to receive out of assets of the Corporation available for distribution to stockholders, before any distribution of assets is made to holders of Common Stock, an amount equal to $400.00 per share, plus accumulated and unpaid dividends thereon to the date fixed for distribution (“Liquidation Amount”).

            (b)          A consolidation or merger of the Corporation (in the event that the Corporation is not the surviving entity) or sale of all or substantially all of the Corporation’s assets shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 4.  In the event of such a liquidation as contemplated by this Section 4(b), the holders of Preferred Stock shall be entitled to receive an amount equal to the greater of the Liquidation Amount or that which such holders would have received if they had converted their Preferred Stock into Common Stock immediately prior to such liquidation or winding up (without giving effect to the liquidation preference of or any dividends on any other capital stock ranking prior to the Common Stock).

(c)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation which involves the distribution of assets other than cash, the Corporation shall promptly engage competent independent appraisers to determine the value of the assets to be distributed to the holders of shares of Preferred Stock and the holders of shares of Common Stock.  The Corporation shall, upon receipt of such appraiser’s valuation, give prompt written notice to each holder of shares of Preferred Stock of the appraiser’s valuation.

5.	OTHER MATTERS.

The Corporation may create, authorize or issue shares of any class or series of stock, or any security convertible into such class or series ranking senior to, junior to, or on parity with the Preferred Stock as to payment of dividends or as distributions in the event of a liquidation, dissolution or winding up of the Corporation.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                 %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

 5. Signature: (required)

X
Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

Appendix D

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

Hydrocarb Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended to include a new Section 3.2, relating to the designation of 35,000 shares of Series B Convertible Preferred Stock as follows:

“3.1 DESIGNATION OF SERIES B CONVERTIBLE VOTING PREFERRED STOCK

RESOLVED, that a series of Thirty-Five Thousand (35,000) shares of Series B Convertible Preferred Stock, be, and it hereby is designated, which securities shall be given the distinctive designation of “Series B Convertible Preferred Stock”; and

RESOLVED, that the Series B Convertible Preferred Stock shall consist of Thirty-Five Thousand (35,000) shares; and

RESOLVED, that the Series B Convertible Preferred Stock shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth in this Certificate of Designation (the “Designation” or the “Certificate of Designation”) below:

1.             Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1             “Accrued Dividends” means Dividends which have accrued and are unpaid on the Series B Convertible Preferred Stock.

1.2             “Automatic Conversion Triggering Date” means the date that the Closing Sales Price of the Corporation’s Common Stock is equal to at least the Trading Price for a period of at least thirty (30) consecutive Trading Days.

1.3             “Average Quarterly Closing Spot Price” means the average of the Closing Spot Prices for each WTI Trading Day for the then prior Quarter.

1.4             “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Houston, Texas.

1.5             “Closing Sales Price” means the last sales price of the Common Stock on the Principal Market as reported by NASDAQ.com (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders if NASDAQ.com is not then reporting closing sales prices of the Common Stock) (collectively, “NASDAQ.com”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by NASDAQ.com, or, if no such price is reported for such security by NASDAQ.com, the average of the bid prices of all market makers for such security as reported in the “pink sheets” market maintained by OTC Market Group, in each case for such date or, if such date was not a Trading Day for such security, on the next preceding date that was a Trading Day. If the Closing Sales Price cannot be calculated for such security as of either of such dates as provided above, the Closing Sales Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to a Majority In Interest of the Holders, with the costs of such appraisal to be borne by the Corporation.

1.6             “Closing Spot Price” means the closing WTI Crude Oil Spot Price.

1.7             “Common Stock” shall mean the common stock, $0.001 par value per share of the Corporation.

1.8             “Conversion Price” shall equal $4.00 per share, subject to adjustment in connection with any Recapitalization.

1.9             “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchases of capital stock of the Corporation in connection with the settlement of disputes with any stockholder, (iv) other repurchases allowed pursuant to the terms of this Designation, or (v) any other repurchases or redemptions of capital stock of the Corporation approved by the holders of (a) a majority of the outstanding shares of Common Stock; and (b) a majority of the outstanding shares of Series B Convertible Preferred Stock voting as separate classes.

1.10           “Dividend Default” shall mean the failure of the Corporation to pay any Accrued Dividends when due, subject to any cure provisions described herein.

1.11           “Dividend Rate” means an annualized percentage interest rate equal to the Average Quarterly Closing Spot Price divided by ten (10), plus two (2). For example, if the Average Quarterly Closing Spot Price was $60.00 for the prior Quarter, the applicable Dividend Rate for the next Quarter would be 8% per annum ($60.00 / 10 = 6 + 2 = 8%). The Dividend Rate shall reset Quarterly, based on the Average Quarterly Closing Spot Price for the prior Quarter. Notwithstanding the above, in the event that the Average Quarterly Closing Spot Price is $40 or less, the Dividend Rate for the applicable following Quarter shall be 0%. Notwithstanding the above, the Dividend Rate applicable from the Original Issue Date until the end of the first full Quarter following the Original Issue Date shall be 7% per annum.

1.12           “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.13           “Holder” shall mean the person or entity in which the Series B Convertible Preferred Stock is registered on the books of the Corporation, which shall initially be the person or entity which such Series B Convertible Preferred Stock is issued to, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation to confirm compliance with applicable state and federal securities laws.

1.14           “Junior Securities” means the Common Stock and each other class of capital stock, security or series of preferred stock of the Corporation established after the Original Issue Date, the terms of which do not expressly provide that such class, security or series ranks senior to or on parity with the Series B Convertible Preferred Stock upon the liquidation, winding-up or dissolution of the Corporation.

1.15           “Liquidation Preference” shall equal the Original Issue Price per share.

1.16           “Majority In Interest” means Holders holding in aggregate at least 51% of the then aggregate Preferred Stock Shares issued and outstanding.

1.17           “Month” means each period beginning at 7:00 A.M., Central Standard Time, on the first Day of a calendar month and ending at 7:00 A.M., Central Standard Time, on the first Day of the next succeeding calendar month.

1.18           “Original Issue Date” means the date that the Series B Convertible Preferred Stock is first issued by the Corporation.

1.19           “Original Issue Price” shall mean $1,000 per share (as appropriately adjusted for any Recapitalizations).

1.20           “Preferred Stock Certificates” means the original certificate(s) representing the applicable Series B Convertible Preferred Stock shares.

1.21           “Preferred Stock Shares” means shares of Series B Convertible Preferred Stock.

1.22           “Principal Market” means initially the OTCQB Market and shall also include the NASDAQ Capital Market, NYSE MKT, New York Stock Exchange, the NASDAQ National Market, the OTCQX Market, or the OTC Pink Market, or any successor or subsequent market or exchange, which is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.23           “Pro Rata Amount” means, with respect to any Holder, a fraction, the numerator of which is equal to the number of shares of Series B Convertible Preferred Stock held of record by such Holder, and the denominator of which is equal to the aggregate number of outstanding shares of Series B Convertible Preferred Stock.

1.24           “Quarter” means any of the following during any calendar year: the three (3) month period ending March 31, June 30, September 30 or December 31.

1.25           “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 5.2 through 5.4.

1.26          “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)):

The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.

1.27           “SEC” means the Securities and Exchange Commission.

1.28           “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.29           “Senior Securities” means (a) the Corporation’s Series A Preferred Stock; (b) the Corporation’s Credit Agreement dated August 15, 2014, with Shadow Tree Capital Management, LLC, as agent, and certain lender parties thereto as such may be amended or modified (the “Credit Agreement”); (c) any future debt used to refinance, repay or supplement the Credit Agreement; (d) the Corporation’s capital leases as may be in place from time to time; and (e) any other senior debt or other security holders of the Corporation, including certain banks and/or institutions, which hold security interests over the Corporation’s assets as of the Original Issue Date, or which the Corporation may agree in the future to provide priority security interests to, which shall not require the approval and/or consent of the Series B Convertible Preferred Stock Holders.

1.30           “Series A Preferred Stock” means the Corporation’s Series A Convertible Preferred Stock.

1.31           “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

1.32           “Trading Price” means $7.00 per share of Common Stock as adjusted for Recapitalizations.

1.33           “Transfer Agent” means initially, the Corporation which will be serving as its own transfer agent for the Series B Convertible Preferred Stock, but at the option of the Corporation from time to time and with prior written notice to the Holders, may also mean TranShare Corporation, or any successor transfer agent which the Corporation may use for its Series B Convertible Preferred Stock.

1.34           “WTI” means West Texas Intermediate crude oil.

1.35           “WTI Trading Day” means a day that WTI futures are traded on the New York Mercantile Exchange.

2.             Dividends.

2.1              Dividends in General. Dividends shall accrue on the Series B Convertible Preferred Stock beginning on the first day of the first full Month following the Original Issue Date (the “Dividend Accrual Start Date”), based on the Original Issue Price, at the Dividend Rate (which adjusts at the end of each Quarter), until such Series B Convertible Preferred Stock is no longer outstanding either due to conversion, redemption or otherwise as provided herein (“Dividends”). Notwithstanding the above, until the beginning of the third (3rd) Quarter following the Original Issue Date (the “Dividend Payment Start Date”), Dividends shall accrue and shall not be required to be paid in cash by the Corporation (the “Initial Accrued Dividends”). Within ten (10) Business Days of the end of each Quarter from the Dividend Accrual Start Date until the Dividend Payment Start Date, the Corporation shall issue each Holder an additional number of shares of Series B Convertible Preferred Stock in full consideration of the Accrued Dividends then due in an amount equal to the Accrued Dividends then due, divided by the Face Value, rounded down to the nearest whole share of Series B Convertible Preferred Stock (the “Dividend Conversion”), provided that if less than the Face Value of Accrued Dividends is owed to any Holder on such applicable date, Dividends due to such Holder shall continue to accrue until such time as the total Accrued Dividends owed to such Holder exceed the Face Value as of any applicable Quarter (at which time the Dividend Conversion shall apply) or until paid as provided in Section 2.2, below.

2.2             Payment of Dividends. The Corporation shall pay the Holder of the Series B Convertible Preferred Stock the Accrued Dividends in cash, on the Dividend Payment Start Date, and within ten (10) Business Days of the end of each Quarter following the Dividend Payment Start Date (each, as applicable a “Dividend Payable Date”), for so long as the Series B Convertible Preferred Stock remains outstanding.

2.3             Cash Dividend Payments. All Dividends payable in cash hereunder shall be made in lawful money of the United States of America to each Holder in whose name the Series B Convertible Preferred Stock is registered as set forth on the books and records of the Corporation. Such payments shall be made by wire transfer of immediately available funds to the account such Holder may from time to time designate by written notice to the Corporation or by Corporation check, without any deduction, withholding or offset for any reason whatsoever except to the extent required by law.

2.4              Dividend Default. In the event a Dividend Default should occur in respect to the Dividends due to Holder, any unpaid Dividends shall accrue interest at the rate of twelve percent (12%) per annum until such Dividend Default is cured by the Corporation.

2.5             Participation. Subject to the rights of the holders, if any, of any shares of the Series A Convertible Preferred Stock, or pari passu with, the Series B Convertible Preferred Stock, the Holders shall, as holders of Series B Convertible Preferred Stock, be entitled to such dividends paid and Distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series B Convertible Preferred Stock into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and Distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. Following the occurrence of a Liquidation Event (defined in Section 3.1 below) and the payment in full to a Holder of its applicable Liquidation Preference, such Holder shall cease to have any rights hereunder to participate in any future dividends or distributions made to the holders of Common Stock. No Distributions shall be made with respect to the Common Stock until all past due, if any, and/or declared Dividends on the Series B Convertible Preferred Stock have been paid or set aside for payment to the Series B Convertible Preferred Stock Holders. Notwithstanding the above Section 2.5, the Series B Convertible Preferred Stock Holders shall have no right of participation in connection with dividends or Distributions made to the Common Stock shareholders consisting solely of shares of Common Stock.

2.6              Non-Cash Distributions. Whenever a Distribution provided for in this Section 2 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

2.7             Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business.

3.             Liquidation Rights.

3.1              Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the holders of Series B Convertible Preferred Stock shall be entitled to receive prior and in preference to any Distribution of any of the assets of the Corporation to the Holders of the Junior Stock by reason of their ownership of such stock, but not prior to any holders of the Corporation’s Senior Securities, which holders of the Senior Securities shall have priority to the Distribution of any assets of the Corporation, an amount per share for each share of Series B Convertible Preferred Stock held by them equal to the sum of (i) the Liquidation Preference, and (ii) all Accrued Dividends and all declared but unpaid dividends on such share of Series B Convertible Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Convertible Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3.1, then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series B Convertible Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3.1.

3.2             Remaining Assets. After the payment to the Holders of Series B Convertible Preferred Stock of the full preferential amounts specified above, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of Common Stock in proportion to the number of shares of Common Stock held by them.

3.3              Reorganization. For purposes of this Section 3, a Liquidation Event shall be deemed to occur upon a sale, lease or other conveyance of all or substantially all of the assets of the Corporation; provided any transaction or event approved by a Majority In Interest of the Holders of the Series B Convertible Preferred Stock shall not be considered a Liquidation Event hereunder.

3.4              Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.            Conversion. The holders of the Series B Convertible Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1              Holder Conversion.

  (a)             Each share of Series B Convertible Preferred Stock and all Accrued Dividends shall be convertible, at the option of the holder thereof (a “Holder Conversion”), at any time following the Original Issue Date, at the office of the Corporation or any Transfer Agent for the Series B Convertible Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing (i) the Original Issue Price for the Series B Convertible Preferred Stock by the Conversion Price, as adjusted for any Recapitalizations; and (ii) the total Accrued Dividends desired to be converted divided by the Conversion Price (such shares of Common Stock issuable upon a Holder Conversion, the “Holder Conversion Shares”). In order to effectuate the Holder Conversion under this Section 4.1, the Holder must provide the Corporation a written notice of conversion in the form of Exhibit A hereto (the “Notice of Conversion”). The Notice of Conversion must be dated no earlier than three (3) Business Days from the date the Notice of Conversion is actually received by the Corporation.

  (b)             Mechanics of Holder Conversion. In order to effect a Holder Conversion, a holder shall: (i) fax or email a copy of the fully executed Notice of Conversion to the Corporation (Attention: Kathi Brogdon, Secretary, 800 Gessner Road, Suite 375, Houston, Texas 77024, Fax: 713-970-1591, Email: kbrogdon@duma.com); and (ii) surrender or cause to be surrendered the Preferred Stock Certificates being converted, duly endorsed, as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile or emailed copy of a Notice of Conversion from a Holder, the Corporation shall promptly send, via facsimile or email, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the Holder Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a Holder Conversion unless either (x) the Preferred Stock Certificates; or (y) the Lost Certificate Materials described in Section 12, below have been previously received by the Corporation or its Transfer Agent. In the event the Holder has lost or misplaced the certificates evidencing the Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation’s Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Preferred Stock Certificates and shall be required to provide such re-issued Preferred Stock Certificates to the Corporation in connection with such Notice of Conversion. Unless the Holder Conversion Shares are covered by a valid and effective registration under the Securities Act or the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares.

  (c)              Delivery of Common Stock upon Holder Conversion. Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its Transfer Agent) shall, no later than the tenth (10th) Business Day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of the Lost Certificate Materials)(the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) a certificate representing that number of shares of Common Stock issuable upon conversion of such shares of Series B Convertible Preferred Stock being converted and (y) a certificate representing the number of shares of Series B Convertible Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon Holder Conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

  (d)              Failure to Provide Preferred Stock Certificates. In the event the Holder provides the Corporation with a Notice of Conversion, but fails to provide the Corporation with the Preferred Stock Certificates subject to the Holder Conversion or the Lost Certificate Materials (as defined in Section 12 below), by the end of the Delivery Period, the Notice of Conversion shall be considered void and the Corporation shall not be required to comply with such Notice of Conversion. Provided that if the Notice of Conversion only relates to the conversion of Accrued Dividends, the Holder shall not be required to provide the Corporation any Preferred Stock Certificates.

4.2              Automatic Conversion.

  (a)              Each share of Series B Convertible Preferred Stock and all Accrued Dividends, shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by dividing the sum of (i) the Original Issue Price of each share of Series B Convertible Preferred Stock held by each Holder; and (ii) the total amount of Accrued Dividends owed to each Holder, by the Conversion Price, following the Automatic Conversion Triggering Date (an “Automatic Conversion” and together with a Holder Conversion, each a “Conversion”).

  (b)              Following an Automatic Conversion, the Corporation shall within five (5) Business Days, notify each Holder that an Automatic Conversion has occurred, at the address of each Holder which the Corporation then has on record (an “Automatic Conversion Notice”), provided that the Corporation is not required to receive any confirmation that such Automatic Conversion Notice was received by a Holder, but instead assuming such Automatic Conversion Notice was sent to the address which the Corporation then has on record for such Holder, the Automatic Conversion Notice shall be treated as received by the Holder for all purposes on the third (3rd) Business Day following the date such notice was sent by the Corporation (the “Automatic Conversion Notice Receipt Date”). Within ten (10) Business Days following the Automatic Conversion Notice Receipt Date, issue to each Holder all shares of Common Stock which such Holder is due in connection with the Automatic Conversion (the “Automatic Conversion Shares”, and together with the Holder Conversion Shares, the “Shares”) and promptly deliver such Automatic Conversion Shares to the address of Holder which the Corporation then has on record (a “Delivery”). The Automatic Conversion Shares issuable in connection with an Automatic Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Automatic Conversion Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Automatic Conversion Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Automatic Conversion Shares, such Automatic Conversion Shares shall be issued as Restricted Shares.

  (c)              The issuance and Delivery by the Corporation of the Automatic Conversion Shares shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B Convertible Preferred Stock and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B Convertible Preferred Stock and Preferred Stock Certificates held by Holder or his, her or its assigns and shall fully discharge any and all requirement for the Corporation to pay Dividends (or Accrued Dividends) on such Series B Convertible Preferred Stock shares converted, which Series B Convertible Preferred Stock converted shall immediately cease accruing Dividends upon an Automatic Conversion.

  (d)              The Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Automatic Conversion Shares to reflect the cancellation of the Series B Convertible Preferred Stock subject to the Automatic Conversion, which shall not require the approval and/or consent of any Holder, and provided that by agreeing to the terms and conditions of this Designation and the acceptance of the Series B Convertible Preferred Stock, each Holder hereby agrees to release the Corporation and the Corporation’s Transfer Agent from any and all liability whatsoever in connection with the cancellation of the Series B Convertible Preferred Stock following an Automatic Conversion, regardless of the return to the Corporation or the Transfer Agent of any certificates representing such Series B Convertible Preferred Stock, which as stated above, shall be automatically cancelled upon the issuance of such Automatic Conversion Shares (a “Cancellation”).

  (e)               Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at its sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

  (f)               In the event that the Delivery of any Automatic Conversion Shares is unsuccessful and/or any Holder fails to accept such Automatic Conversion Shares, such Automatic Conversion Shares shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Automatic Conversion Shares, provided that the Holder’s failure to accept such Automatic Conversion Shares and/or the Corporation’s inability to Deliver such Automatic Conversion Shares shall in no event effect the validity of the Cancellation.

  (g)              An Automatic Conversion shall supersede and take priority over a Holder’s Optional Conversion in the event that there are any conflicts between such rights.

4.3             Fractional Shares. If any Conversion of Series B Convertible Preferred Stock would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Convertible Preferred Stock being converted pursuant to a given Notice of Conversion or an Automatic Conversion), such fractional share shall be payable in cash based upon the market value of the Common Stock prior to the date of conversion (as determined in good faith by the Board of Directors) and the number of shares of Common Stock issuable upon conversion of the Series B Convertible Preferred Stock shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

4.4              Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Series B Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B Convertible Preferred Stock any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

4.5              No Impairment. The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Convertible Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 4.5 shall prohibit the Corporation from amending its Articles of Incorporation with the requisite consent of its stockholders and the Board of Directors.

4.6              Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5.             Adjustments for Recapitalizations.

5.1              Equitable Adjustments for Recapitalizations. (a) the Liquidation Preference and the Original Issue Price (each, as and if applicable) (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Price and Trading Price (as and if applicable) (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization (the “Other Equitable Adjustable Provisions”); or (ii) the Board of Directors of the Corporation determines in their reasonable good faith judgment are required to be equitably adjusted in connection with any Recapitalizations, shall each be subject to equitable adjustment as provided in Sections 5.2 through 5.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

5.2             Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Convertible Preferred Stock, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Convertible Preferred Stock, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

5.3             Adjustments for Subdivisions or Combinations of Series B Convertible Preferred Stock. In the event the outstanding shares of Series B Convertible Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Convertible Preferred Stock, the applicable Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately adjusted. In the event the outstanding shares of Series B Convertible Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Convertible Preferred Stock, the applicable Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately adjusted.

5.4              Adjustments for Reclassification, Exchange and Substitution.

  (a)              Except to the extent such Recapitalization Event is subject to Sections 5.1 through 5.3, above (the “Recapitalization and Adjustment Rights”), and/or Section 3 (“Liquidation Rights”), if at any time or from time to time after the Original Issue Date there shall occur any capital reorganization, recapitalization, reclassification, share exchange, restructuring, consolidation, combination or merger involving the Corporation in which the Common Stock (but not the Series B Convertible Preferred Stock) is converted into or exchanged for shares of stock or other securities or property (including cash) of the Corporation or otherwise (other than a transaction covered by the Recapitalization and Adjustment Rights or Liquidation Rights)(each a “Recapitalization Event”), provision shall be made so that each Series B Convertible Preferred Holder shall thereafter be entitled to receive upon conversion of the shares of Series B Convertible Preferred Stock held by such Series B Convertible Preferred Holder the kind and number of shares of stock or other securities or property (including cash or any combination thereof) of the Corporation or otherwise, to which a Common Stock shareholder holding the number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock held by such Series B Convertible Preferred Holder are convertible immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled upon such event.

  (b)              In the event that the holders of Common Stock have the opportunity to elect the form of consideration to be received in the business combination, then the Corporation shall make adequate provision whereby the holders of Series B Convertible Preferred Stock shall have the opportunity to determine the form of consideration into which all of the Series B Convertible Preferred Stock, treated as a single class, shall be convertible from and after the effective date of such business combination. If such opportunity is granted, such determination shall be based on the determination at a meeting duly called or via a written consent to action of a Majority In Interest of the Holders of the Series B Convertible Preferred Stock, shall be subject to any limitations to which all holders of Common Stock are subject, such as pro rata reductions applicable to any portion of the consideration payable in such business combination, and shall be conducted in such a manner as to be completed by the date which is the earliest of (1) the deadline for elections to be made by holders of Common Stock and (2) two business days prior to the anticipated effective date of the business combination. Further, the Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Corporation) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument, the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

  (c)              If a conversion of Series B Convertible Preferred Stock is to be made in connection with a transaction contemplated by this Section 5.4 or a similar transaction affecting the Corporation (other than a tender or exchange offer), the conversion of any shares of Series B Convertible Preferred Stock may, at the election of the Holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated. In connection with any tender or exchange offer for shares of Common Stock, Holders of Series B Convertible Preferred Stock shall have the right to tender (or submit for exchange) shares of Series B Convertible Preferred Stock in such a manner so as to preserve the status of such shares as Series B Convertible Preferred Stock until immediately prior to such time as shares of Common Stock are to be purchased (or exchanged) pursuant to such offer, at which time that portion of the shares of Series B Convertible Preferred Stock so tendered which is convertible into the number of shares of Common Stock to be purchased (or exchanged) pursuant to such offer shall be deemed converted into the appropriate number of shares of Common Stock. Any shares of Series B Convertible Preferred Stock not so converted shall be returned to the Holder as Series B Convertible Preferred Stock.

  (d)             None of the foregoing provisions shall affect the right of a Holder of shares of Series B Convertible Preferred Stock to convert such Holder’s shares of Series B Convertible Preferred Stock into shares of Common Stock prior to the effective date of such business combination, subject to the terms of this Designation.

(e)            In the event of any Recapitalization Event falling under this Section 5.4, in such case, appropriate adjustment shall be made in the application of the provisions of this Section 5.4 with respect to the rights and interests of the Series B Convertible Preferred Holders after such events to the end that the provisions of this Section 5.4 (including, but not limited to, adjustment of the Conversion Price in respect of any shares of Series B Convertible Preferred Stock then in effect and the number of shares issuable upon conversion of all such shares of Series B Convertible Preferred Stock) shall be applicable after that event as nearly reasonably as may be. The Corporation may not become a party to any such transaction unless its terms are consistent with the preceding requirements and such transaction is otherwise effected in accordance with this Designation.

5.5              Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Convertible Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Convertible Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Convertible Preferred Stock.

6.             Voting.

6.1             Series B Convertible Preferred Voting Rights. Except as otherwise provided herein or as required by the NRS, the Series B Convertible Preferred Stock shall be voted equally with the shares of the Common Stock of the Corporation, and not as a separate class, at any annual or special meeting of shareholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each holder of shares of Series B Convertible Preferred Stock shall be entitled to that number of votes as equals the number of shares of Common Stock into which such holder’s aggregate shares of Series B Convertible Preferred Stock (without regard to the conversion of Accrued Dividends) are convertible (pursuant to Section 4 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

6.2             No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

7.             Protective Provisions.

7.1             Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series B Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (at a meeting duly called or by written consent, as provided by law) of the holders of a Majority In Interest of Series B Convertible Preferred Stock, voting together as a single class:

  (a)               Effect an exchange, reclassification, or cancellation of all or a part of the Series B Convertible Preferred Stock (except pursuant to Section 5.4 hereof, which shall not require any approval or consent of the Holders);

  (b)              Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Convertible Preferred Stock (except pursuant to Section 5.4 hereof, which shall not require any approval or consent of the Holders);

  (c)             Alter or change the rights, preferences or privileges of the shares of Series B Convertible Preferred Stock so as to affect adversely the shares of such series; or

  (d)            Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws relative to the Series B Convertible Preferred Stock so as to affect adversely the shares of Series B Convertible Preferred Stock.

For clarification, neither the issuances of additional authorized shares of Series B Convertible Preferred Stock nor the creation or issuance of shares of other series of preferred stock with rights and preferences senior to the Series B Convertible Preferred Stock; except as expressly set forth in this Section 7.1, above, shall require the authorization or approval of the holders of the Series B Convertible Preferred Stock.

8.             Redemption Rights. The Corporation shall have no right to redeem shares of Series B Convertible Preferred Stock, provided the Corporation may redeem shares of Series B Convertible Preferred Stock held by any Holder of Series B Convertible Preferred Stock from time to time with the consent and approval of any applicable Holder thereof (as applicable, a “Redeeming Holder”) and on such mutually agreeable terms as the Corporation and the applicable Redeeming Holder or Holders may agree. For the sake of clarity, the redemption of any shares of Series B Convertible Preferred Stock held by any Redeeming Holder shall not require the vote, consent or approval of any other Holders of Series B Convertible Preferred Stock and the Corporation shall not be required to offer the other Holders of Series B Convertible Preferred Stock the same or similar rights to redeem such Series B Convertible Preferred Stock as the Corporation may offer, or agree to provide, to any Redeeming Holder, nor shall the Corporation be required to redeem Series B Convertible Preferred Stock shares pro rata among Holders.

9.             Notices.

9.1              In General. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective, unless otherwise provided herein, three (3) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, Attention: Kathi Brogdon, Secretary, 800 Gessner Road, Suite 375, Houston, Texas 77024, Fax: 713-970-1591, Email: kbrogdon@duma.com, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

9.2              Notices of Record Date. In the event that the Corporation shall propose at any time:

  (a)             to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

  (b)             to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

  (c)              to voluntarily liquidate or dissolve;

then, in connection with each such event, the Corporation shall send to the Holders of the Series B Convertible Preferred Stock at least ten (10) Business Days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (b) and (c) above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series B Convertible Preferred Stock at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a Majority In Interest of the Series B Convertible Preferred Stock, voting together as a single class.

10.          No Preemptive Rights. No Holder shall have the right to repurchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.          Reports. The Corporation shall mail to all holders of Series B Convertible Preferred Stock those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

12.          Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B Convertible Preferred Stock has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Convertible Preferred Stock identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B Convertible Preferred Stock, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B Convertible Preferred Stock certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert, or the applicable certificates are redeemed, in full the number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

13.          No Other Rights or Privileges. Except as specifically set forth herein, the Holders of the Series B Convertible Preferred Stock shall have no other rights, privileges or preferences with respect to the Series B Convertible Preferred Stock.

14.          Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation shall mean United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” shall mean calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

15.          Miscellaneous.

15.1           Cancellation of Series B Convertible Preferred Stock. If any shares of Series B Convertible Preferred Stock are converted pursuant to Section 4 or redeemed or repurchased by the Corporation pursuant to Section 8, the shares so converted or redeemed shall be canceled and shall return to the status of designated, but unissued Series B Convertible Preferred Stock.

15.2           Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B Convertible Preferred Stock, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation, including, but not limited to any Conversion.

15.3           Waiver/Amendment. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B Convertible Preferred Stock granted hereunder may be waived and/or amended as to all shares of Series B Convertible Preferred Stock (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B Convertible Preferred Stock shall be required.

15.4           Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

15.5           No Other Rights. Except as may otherwise be required by law, the shares of the Series B Convertible Preferred Stock shall not have any powers, Designation, preferences or other special rights, other than those specifically set forth in this Designation.

Exhibit A
NOTICE OF CONVERSION

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series B Convertible Preferred Stock of Hydrocarb Energy Corporation, a Nevada corporation (the “Corporation”), pursuant to the terms and conditions of that certain Certificate of Designation of Hydrocarb Energy Corporation, Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B Convertible Preferred Stock (the “Designation”), dated ____________, 2015. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Designation.

Conversion: In accordance with and pursuant to such Designation, the Holder hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below into shares of Common Stock of the Corporation as of the date specified below.

Date of Conversion:

Number of Preferred Shares Held by Holder:

Prior to Conversion:

Amount Being Converted Hereby:

Common Stock Shares Due:

Preferred Shares Held After Conversion:

Accrued Dividends Converted ($):

Dividend Share Conversion Price ($)(include calculation with Notice):

Total Shares Due In Connection With Conversion of Dividends:

Number of Shares of Common Stock To Be Issued In Total:

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of shares of Common Stock (the “Shares”) issuable in accordance with the terms of the Designation as set forth below. If Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the Securities Act, be Restricted Shares, unless the Shares are covered by a valid and effective registration under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

If stock certificates are to be issued, in the following name and to the following address:	If DWAC is permissible, to the following brokerage account:

Broker:
DTC No.:

Acct. Name:

For Further Credit (if applicable):

Authority: Any individual executing this Notice of Conversion on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Notice of Conversion on behalf of such entity.

(Print Name of Holder)

By/Sign:

Print Name:

Print Title:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:                 %

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

 5. Signature: (required)

X
Signature of Officer

*
If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.	Revised: 11-27-13

Appendix E

HYDROCARB ENERGY CORP.
2015 STOCK INCENTIVE PLAN

ARTICLE I -- PREAMBLE

1.1           This 2015 Stock Incentive Plan of Hydrocarb Energy Corp. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth.  The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2           Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3           The Company’s board of directors adopted the Plan on  August 17, 2015 (the “Effective Date”). The grant of Incentive Stock Options is subject to approval by the Company’s shareholders within twelve (12) months of the Effective Date.  Shareholder approval is to be obtained in accordance with the Company’s Articles of Incorporation and Bylaws, each as amended, and applicable laws.  The Board may grant Incentive Stock Options prior to shareholder approval, but until the Company obtains this approval, a grantee shall not exercise them.  If the Company does not timely obtain shareholder approval (or a grantee desires to exercise such Incentive Stock Options prior to shareholder approval), a grantee may exercise previously granted Incentive Stock Options as Nonqualified Stock Options. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date.  Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4           The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except its choice-of-law provisions).

1.5           Capitalized terms shall have the meaning provided in Article II unless otherwise provided in this Plan or any related Award Agreement.

ARTICLE II -- DEFINITIONS

DEFINITIONS.  Except where the context otherwise indicates, the following definitions apply:

2.1           “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2           “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.3           “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.4           “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.5           “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

2.6           “Bylaws” means the Company’s Bylaws as amended from time to time.

2.7           “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.8           “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.9           “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan.  In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan) or the Board of Directors of the Company.

2.10        “Common Stock” means the Company’s common stock.

2.11        “Company” means Hydrocarb Energy Corp., a Nevada corporation.

2.12.       “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.13        “Director” means a member of the Board of Directors of the Company.

2.14        “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

2.15        “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.16        “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.17        “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, subject to any other limitations as may be provided by the Code, the Act, or the Board.  In making such determinations, the Board may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board in its discretion shall deem relevant.

2.19        “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.20        “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

2.21        “Fair Market Value” means, as of any date and unless the Committee determines otherwise, the value of Common Stock determined as follows:

(a)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE MKT, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)	In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Committee.

(d)	The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.22        “Grant Date” means, as to any Award, the latest of:

(a)	the date on which the Board authorizes the grant of the Award; or

(b)	the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

(c)	such other date (later than the dates described in (a) and (b) above) as the Board may designate and as set forth in the Participant’s Award Agreement.

2.23        “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.24        “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.25        “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.26        “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.27        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

2.28        “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.29        “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Board and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.30        “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.31        “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.32        “Performance Objectives” shall have the meaning set forth in Article IX of the Plan.

2.33        “Performance Period” shall have the meaning set forth in Article IX of the Plan.

2.34        “Performance Share” means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Board, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.35        “Plan” means this Hydrocarb Energy Corp. 2015 Stock Incentive Plan, as it may be amended from time to time.

2.36        “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.37        “Restricted Stock” means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Board, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.38        “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Board, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.39        “Retirement” means retirement as determined under procedures established by the Board or in any Award, as set forth in a Participant’s Award Agreement.

2.40        “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time.  Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

2.41        “Stock Award” means an Award of shares of Common Stock under Article VIII of the Plan.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

2.42        “Stock Option” means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.43        “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.44        “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Board in its sole discretion. In determining whether a Termination of Service has occurred, the Board may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

ARTICLE III – ADMINISTRATION

3.1           The Plan shall be administered by the Board of Directors of the Company.  The Board shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan.  The Board may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Board’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in Article XI, and terminate or suspend the Plan as provided in Article XI.  All acts, determinations and decisions of the Board made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons.  On or after the date of grant of an Award under the Plan, the Board may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Board shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2           The Board may, to the full extent permitted by and consistent with applicable law and the Company’s Bylaws, and subject to Subparagraph 3.2(b) herein below, delegate any or all of its powers with respect to the administration of the Plan to a Committee consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

(a)               If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

(b)              The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

(c)               In addition to, and not in limitation of, the right of any Committee so designated by the Board to administer this Plan to grant Awards to Eligible Persons under this Plan, the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

3.3           Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Board is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Board may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.4           Subject to the provisions of Section 3.9, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be one million shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

(a)               For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

(b)              If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

(c)               For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. If an Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of a Stock Option or to satisfy any tax withholding requirement in connection with an Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

(d)             The foregoing subsections (a) and (b) of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

3.5           Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Board.  In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof).  For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6	Securities Matters.

(a)              The Company shall be under no obligation to affect the registration pursuant to the Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Board may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Board deems necessary or desirable.

(b)              The exercise of any Stock Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of an exercise of a Stock Option hereunder or the issuance of shares of Common Stock pursuant to any Award pending or to ensure compliance under federal, state or local securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of a Stock Option or the issuance of shares of Common Stock pursuant to any Award. During the period that the effectiveness of the exercise of a Stock Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

(c)               In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural person (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7           The Board may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof.  Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Board may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Board may rely upon an opinion of counsel for the Company.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

3.8           Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Board, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.9           The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10        No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.  The members of the Board shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11        The Board shall be authorized to make adjustments in any performance based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12        Subject to the express provisions of the Plan, the Board shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Board in its sole discretion.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)              Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Board.

(b)              The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

(c)               An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Board as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service, unless employment shall have terminated:

(i)            as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii)             as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

(d)              The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as  Nonqualified Stock Options.

(e)               No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

(f)               The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2           Subject to the limitations of Section 3.4, the maximum aggregate number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum aggregate number of shares available for Awards under the Plan.

4.3           The Board may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4           Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)              Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Board.

(b)              The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

(c)              A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Board and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Board and set forth in the related Award Agreement.

5.2           The Board may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1           Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Board and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

6.2           Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative.  In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Board, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Board may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Board shall apply to the right to consent to amendments to the Award Agreement.

6.3           An Option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, and (ii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (i)(B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company’s satisfaction). Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4           The holder of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5           The Board may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Board at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6           The Board may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Board shall establish and communicate to the Participant at the time that such offer is made.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

6.7           The Board shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8           Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

ARTICLE VII -- RESTRICTED STOCK

7.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article VII.

7.2           The Board shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)               the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)              the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

(c)              the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

(d)              whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

(e)               whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

(f)               whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3           Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Board may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Board and has otherwise complied with the applicable terms and conditions of such Award.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

7.4           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5           Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6           Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Board, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement.  It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7           Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Board may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Board shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII -- STOCK AWARDS

8.1           The Board, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2           For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3           Unless otherwise determined by the Board and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Company. Notwithstanding any other provision of this Plan, unless the Board expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

ARTICLE IX -- PERFORMANCE SHARES

9.1           The Board, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this Article IX.

9.2           The Board shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)              the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

(b)               the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

(c)               the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

(d)              the form of settlement of a Performance Share.

9.3           At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4           Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5           Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Board may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Board expects to have a substantial effect on the applicable Performance Objectives during such period, the Board may revise such Performance Objectives.

9.6           In the sole discretion of the Board and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Board may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Board may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Board deems appropriate or desirable.

9.7           The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period.  Notwithstanding the foregoing, the Board in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Board and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

9.8           Performance Shares shall not be transferable by the Participant. The Board shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1        Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)               all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

(b)               all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i)            all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii)          the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

(iii)        the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Board, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv)        upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

(c)               all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2        Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

10.3        After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Board may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Board in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

ARTICLE XI -- AMENDMENT AND TERMINATION

11.1        Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof.  To the extent required by the Act or the Code, however, no amendment, without approval by the Company’s shareholders, shall:

(a)               materially alter the group of persons eligible to participate in the Plan;

(b)              except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

(c)               alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2        No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Board) any Award theretofore granted to such Participant under this Plan; provided, however, that the Board retains the right and power to:

(a)               annul any Award if the Participant is terminated for cause as determined by the Board; and

(b)               convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3        If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

ARTICLE XII -- MISCELLANEOUS PROVISIONS

12.1        Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the shareholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time.  Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise.  No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company.  To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Board, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Board.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

12.2        The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3        The terms of the Plan shall be binding upon the Company, its successors and assigns.

12.4        Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws.  If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

12.5        This Plan and all actions taken hereunder shall be governed by the laws of the State of Texas.

12.6        Each Participant exercising an Award hereunder agrees to give the Board prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7        If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8        The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

12.9        The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

12.10     If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company.  To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

12.11     Compliance with other laws.

(a)          For Reporting Persons:

(i)            the Plan is intended to satisfy the provisions of Rule 16b-3 of the Act;

(ii)            all transactions involving Participants who are subject to Section 16(b) of the Act, are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii)            any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

(b)              If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

(c)               Notwithstanding any other provision of the Plan, the Board and each applicable Committee shall administer the Plan and exercise all authority and discretion under the Plan to satisfy the requirements of Code Section 409A or any exemption thereto.

(d)               Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Board in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Board in its exclusive discretion.

12.12     Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

12.13     The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

12.14     Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

12.15     Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

12.16     The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

12.17     Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

2015 Stock Incentive Plan
Hydrocarb Energy Corp.

FORM OF PROXY
(SEE ATTACHED)

HYDROCARB ENERGY CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – SEPTEMBER 28, 2015 AT 10:00 A.M.

CONTROL ID:
REQUEST ID:

The undersigned stockholder of HYDROCARB ENERGY CORP., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around August 18, 2015, and hereby appoints Kent P. Watts and Charles Dommer (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2015 Annual Meeting of Stockholders of the Company, to be held on September 28, 2015 at 10:00 A.M. local time at 800 Gessner Road, Suite 375, Houston, Texas 77024, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting.  You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or Internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/HECC
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF HYDROCARB ENERGY CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” IN PROPOSAL 1, “FOR” PROPOSALS 2 THROUGH 8 AND PROPOSAL 10 AND FOR “THREE YEARS” IN PROPOSAL 9, BELOW			MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Directors:		☐	☐
	Kent P. Watts				☐
	S. Chris Herndon				☐	CONTROL ID:
REQUEST ID:
Proposal 2		à	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock to 1,000,000,000 shares.		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	To approve an amendment to the Company’s Articles of Incorporation to authorize 100,000,000 shares of “blank check” preferred stock.		☐	☐	☐
Proposal 4		à	FOR	AGAINST	ABSTAIN
	To approve the designation of 10,000 shares of Series A 7% Convertible Voting Preferred Stock.		☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	To approve the designation of 35,000 shares of Series B Convertible Preferred Stock.		☐	☐	☐
Proposal 6		à	FOR	AGAINST	ABSTAIN
	Ratification of the 2015 Stock Incentive Plan.		☐	☐	☐
Proposal 7		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of MaloneBailey CPA’s, PC, as the Company’s independent auditors for the fiscal year ending July 31, 2016.		☐	☐	☐
Proposal 8		à	FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the Company’s named executive officers.		☐	☐	☐
Proposal 9		à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the Company’s named executive officers.		☐	☐	☐	☐
Proposal 10		à	FOR	AGAINST	ABSTAIN
	To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.		☐	☐	☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1, “For” Proposals 2 Through 8 And Proposal 10 And For “Three Years” In Proposal 9, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address
(if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)